                                                                   EXHIBIT 10.12

                                                           Coursey Blvd. Project
                                                                 Baton Rouge, LA
                                                               Store No. 5328-00

                           TABLE OF CONTENTS PARAGRAPH

1. DEMISED PREMISES                                                          2
2. LEASE TERM                                                                2
3. RENTAL                                                                    3
A. CONSTRUCTION OF IMPROVEMENTS                                              3
5. COMPLETION OF CONSTRUCTION                                                5
6. ACCEPTANCE OF LESSEE'S BUILDING                                           6
7. USE OF PREMISES                                                           8
8. EQUIPMENT, FIXTURES AND SIGNS                                             8
9. MAINTENANCE BY LESSOR                                                     8
10. MAINTENANCE BY LESSEE                                                    9
11. CARE OF PREMISES                                                         9
12. INSURANCE                                                                9
13. ACCESS BY LESSOR                                                        10
14. UTILITIES AND WASTE DISPOSAL                                            11
15. CONDEMNATION                                                            11
16. DEFAULT CLAUSE                                                          11
17. ASSIGNMENT AND SUBLETTING                                               12
18. MUTUAL WAIVER OF SUBROGATION                                            13
19. FIRE CLAUSE                                                             13
20. TAXES                                                                   14
21  LESSEE'S FIXTURES, EQUIPMENT AND GOODS                                  15
22. ALTERATIONS, IMPROVEMENTS, OR STOCKROOM ADDITIONS                       15
23. COVENANT OF TITLE AND QUIET ENJOYMENT                                   15
24. TITLE INSURANCE                                                         16
25. RIGHT TO MORTGAGE                                                       16
26. EXTENSION OR RENEWAL                                                    17
27. NOTICES                                                                 17
28. SHORT FORM LEASE                                                        17
29. CONSENT                                                                 17
30. COMMON AREAS                                                            17
31. MISCELLANEOUS                                                           18
32. RIGHT OF FIRST REFUSAL                                                  19

EXHIBITS

A.    SHOPPING CENTER LEGAL DESCRIPTION
A-l   WAL-MART TAX PLAT LEGAL DESCRIPTION
B.    CONSTRUCTION PLANS AND SPECIFICATIONS FOR WAL-MART STORE AND SHOPPING
        CENTER PARKING LOT
C.    SITE/GRADING/UTILITY PLANS
D.    MAINTENANCE DATA SHEET
E.    REAL PROPERTY TAX GUIDELINE
F.    WAL-MART PROJECT COSTS SHEET
G.    EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND H. ESTOPPEL FORM
I.    SNDAFORM

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT is executed in five (5) duplicate originals and made as of the 30th day of May 2003 and is effective on even date herewith ("Effective Date") by and between Bright-Meyers Coursey Associates, L.P., a/an Tennessee limited partnership, of 537 Market Street, Suite 400, Chattanooga, Tennessee, Federal Tax I.D. 58-2267635 "Lessor"), and WAL-MART REAL ESTATE BUSINESS TRUST, a Delaware statutory trust, with offices at 702 S.W. Eighth Street, Bentonville, Arkansas 72716 and a mailing address of 2001 S.E. Tenth Street, Bentonville, Arkansas 72716-0550, (hereinafter "Lessee").

                                   WITNESSETH:

      1. DEMISED PREMISES;

            A. Lessor, in consideration of the covenants and agreements hereinafter contained, does hereby demise and lease to Lessee for the Lease Term (as such term is defined herein) the Wal-Mart Tax Plat (as defined in Exhibit A-1 including a/an 39,910 square foot building together with all other improvements thereon (the Wal-Mart Tax Plat, such building and improvements are hereinafter collectively the "Demised Premises") in the Shopping Center to be or being constructed on the real property described in Exhibit A attached hereto and made a part hereof (hereinafter the "Shopping Center"), to have and to hold during the Lease Term (as defined in Paragraph 2). The Demised Premises and the Shopping Center are located in the City of Baton Rouge, in East Baton Rouge Parish, Louisiana.

            B. It is understood and agreed that throughout the Lease Term (as hereinafter defined) of this Lease, Lessee and its agents, employees, customers, contractors, subtenants, licensees and concessionaires shall have a nonexclusive right to use the Common Areas (as defined in Paragraph 30) together with all improvements and appurtenances now and hereafter located therein, including, but not limited to the parking areas in the Shopping Center and the rights of entrance and exit over all streets, alleyways, parking lots upon and appurtenant to the Shopping Center, in common, with the agents, employees and customers of other stores in the Shopping Center, for the purposes of ingress and egress on foot and by motor vehicles and for parking motor vehicles in the Shopping Center, for -loading and unloading merchandise and for the display of merchandise and for the use of seasonal structures or sales on the parking lot and sidewalk on Wal-Mart Tax Plat unless otherwise specifically designated on Exhibit C.

      2. LEASE TERM: To have and to hold the same, together with all improvements and appurtenances now or thereafter located therein or thereon, including the rights of entrance and exit over all streets, alleyways, parking lots and areaways adjacent thereto, for and during the full term of twenty (20) years, commencing on the earlier of (i) the dale on which. Lessee opens the Demised Premises for business to the public, or (ii) the date which is sixty
(60) days following the completion of the Demised Premises and Common Area improvements (the "Commencement Date") and expiring twenty (20) years following the Commencement Date, inclusive, subject, however, to the provisions of Paragraph 6 hereof as to the effective Commencement Date of this Lease, and subject, farther, to the provisions of Paragraph 26 concerning extensions or renewals hereof (hereinafter "Lease Term"). The term "Lease Year" shall have the following

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

meanings: the first "Lease Year" shall be the period which commences on the Commencement Date of the Lease Term of this lease and terminates on the next-following January 31st. Each subsequent Lease Year (other than the last Lease Year) shall be a period which commences on February 1st of one year and terminates on the next-following January 31st. The last Lease Year shall be the period which commences on the last February 1st occurring during the term of this Lease and terminates on the last day of the Lease Term. The parties recognize that the first Lease Year and the last Lease Year may be periods of less than twelve (12) full calendar months.

      3. RENTAL: Beginning on the Commencement Date and continuing through the Lease Term, Lessee shall pay to the Lessor as rent for the Demised Premises a fixed annual rent (hereinafter the "Rent") of four hundred twenty four thousand six hundred forty two and 40/100 Dollars ($424,642.40), based upon $10.64 per square foot of leased building space per year, payable in advance in equal successive installments of thirty five thousand three hundred eighty six and 87/100 Dollars ($35,386.87) each, on the first day of each and every calendar month during the Lease Term, subject to the provisions of Paragraph 6 relating to (i) adjustment for a fractional first month and (ii) partial payment as set forth therein. Lessee agrees that in the event any monthly installment of Rent is not paid by the 10th of the month in which same is due, additional rent equal to ten percent (10%) of the monthly rental shall be paid by Lessee for each such month. Lessor agrees to provide Lessee with a fully completed and properly signed US Department of Treasury form W-9 at least sixty (60) days prior to the Commencement Date. No Rent shall be due or payable until Lessee receives the form W-9.

      4. CONSTRUCTION OF IMPROVEMENTS:

            A. Lessee shall provide Lessor with Construction Plans and Specifications (as defined below) which shall meet state building codes. Following Lessor's receipt of the Construction Plans and Specifications (as defined below) Lessor, at Lessor's sole cost and expense, shall promptly commence to construct alt improvements, including without limitation, Lessee's building, mechanical and electrical facilities, the driveways, sidewalks, curbing, curb cuts and parking area in accordance with the construction plans and specifications for the Demised Premises attached hereto and marked Exhibit B and also in accordance with the site/grading/utility plans for the Shopping Center attached hereto and marked Exhibit C and in accordance with "Wal-Mart's Design Criteria and Process" a copy of which Developer has previously been provided and accepted (collectively referred to herein as the "Construction Plans and Specifications"). Any modifications to the Construction Plans and Specifications required to comply with local building codes shall be prepared at Lessor's expense, and any additional cost of construction occasioned thereby shall be paid by Lessor. Lessee shall reimburse Lessor for all other change orders to the Construction Plans and Specifications which are authorized, initiated and approved by Lessee and which result in additional cost to Lessor. Lessor's construction contract shall provide for a construction supervisor for Lessee's building and other improvements and an additional construction supervisor for the remainder of the Shopping Center.

            Lessor shall wire those parking lot lights designated "W-M" on Exhibit C into the Demised Premises. In regard to the parking area, Lessor agrees to construct a parking lot ratio of at least five parking spaces per one thousand

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

(1,000) square feet of gross leasable building area in the Shopping Center with the same ratio independently provided with respect to the building on the Demised Premises and that portion of the parking lot serving the Demised Premises. In addition, Lessor agrees to record in the real property records of East Baton Rouge Parish, the "Easements with Covenants and Restrictions Affecting Land" attached hereto as Exhibit G. as an encumbrance and restriction upon any outparcels adjacent to or fronting any of the Shopping Center and return to Lessee an executed and recorded copy thereof.

      The Shopping Center facility is shown on the plans marked Exhibit C. which Lessor shall have sealed by a licensed architect or engineer. Such plans include without limitation the location and size of all buildings to be constructed, utilities, parking areas, tenants' delivery service areas and existing and final site preparation grades for the Shopping Center. No improvements or alterations which substantially vary from the approved plans may be made without the prior written consent of Lessee. Lessor shall also furnish Lessee the soil test analysis and parking lot paving design as set forth in Subparagraph B below. Lessor warrants and guarantees that all work shall be performed in a good and workmanlike manner and in conformance with the above-mentioned Construction Plans and Specifications, all of which are subject to final acceptance and approval by Lessee. Any building(s) constructed adjacent to the Demised Premises shall be constructed and operated in a manner which shall preserve "Unlimited Area Code Classification" of the Demised Premises and shall maintain the same structural classification, site clearances, and sprinklered rating as the Demised Premises.

            B. Pre-construction Conference- Prior to Lessor's beginning construction and pouring of the footings and foundation for the building located upon the Demised Premises, Lessor will give Lessee at least two (2) weeks notice of and arrange for a Pre-construction Conference to be held at the job site and to be attended by Lessor, Lessee, the general contractor, and the job superintendents. Prior to this Conference, which shall be held at least one week before footings and foundations are to be installed. Lessor shall submit to Lessee for approval a letter of certification for the parking lot paving design from a licensed engineer, acceptable to Lessee based upon the soil borings report. At the Pre-construction Conference, Lessor shall present the following items to Lessee:

            1.    Copy of the Building Permit

            2.    Copies of the Driveway Entrance Permits

            3.    Copy of Satisfactory Soil Density Tests

            4.    Evidence of signed subcontracts

            5. Copy of site plan, approved by all regulatory authorities for the Parish of East Baton Rouge, Louisiana.

            6.    Copy of the Construction Schedule Bar Chart

            7. A schedule showing when Lessor will submit to Lessee shop drawings and equipment itemization for the following:

                      a.    Structural steel and roof deck

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

            b.    Sprinkler system

            c.    Mill work

            d.    Storefront glass

            e.    Roofing material

            f.    Door hardware

            g.    Plumbing fixtures

            h.    Electrical switchgear and light fixtures

            i.    Facia metal

      5. COMPLETION OF CONSTRUCTION: Lessor shall commence construction of the Shopping Center including the Demised Premises on or before August 15, 2003, and shall diligently proceed thereafter. If Lessor should fail to commence and be diligently proceeding with construction of the Shopping Center, including the Demised Premises, on or before August 15, 2003, Lessee shall have the right and privilege to either (i) terminate this Lease and in such case Lessee shall have no further obligation or liability of any kind or nature whatsoever, or (ii) purchase the Shopping Center, including the Demised Premises, for two million three hundred twenty four thousand nine hundred ninety seven dollars ($2,324,997.00) plus the amount of any construction work that has already been performed by Lessor on the Shopping Center. The dollar value of the uncompleted construction work on the Demised Premises and the dollar value of the completed work on the Shopping Center, excluding the Demised Premises, shall be certified by an architect or engineer of Wal-Mart's choosing and shall be binding on Developer and Wal-Mart. All such certifications shall be based on the Construction Plans. Should Lessee elect to purchase the Shopping Center, including the Demised Premises, pursuant to this paragraph, such purchase shall occur within sixty (60) days of Lessee's notifying Lessor of such election. The words "commence construction" as used herein means the completion of foundations of the building to be constructed upon the Shopping Center, including the Demised Premises, in accordance with the Construction Plans and Specifications. It is agreed by the parties that the timely possession of the Shopping Center, including the Demised Premises, is a material inducement to Lessee's execution of this Lease and that the date of completion of the Demised Premises according to Construction Plans, and the completion of the Common Areas of the Shopping Center, including the "future right-of-way" and the permitting and installation of a fully operational traffic signal at the intersection of Coursey Boulevard, Market Drive and the "future right-of-way", shall be no later than December 1, 2003, and is hereinafter referred to as the "Completion Date." If the Demised Premises, the Common Areas of the Shopping Center, including the "future right-of-way" and the permitting and installation of a fully operational traffic signal, are not completed according to the Construction Plans and Specifications by the Completion Date, Lessee shall have the option of either (a) terminating this Lease and in such case Lessee shall have no further obligation or liability of any kind or nature whatsoever; (b) purchasing the Shopping Center, including the Demised Premises, in accordance with the terms and conditions set forth earlier herein; or (c) establishing a new Completion Date which is agreeable to Lessee and Lessor subject to the damages set forth herein. It is further understood by both parties that the Shopping Center including the

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5323-00

Demised Premises may be completed earlier than the aforementioned date. Lessee will accept a reasonably earlier possession date; however, in any event, Lessor agrees to give Lessee ninety (90) days advance written notice ("Ninety Day Notice") of the date upon which the Shopping Center including the Demised Premises are to be completed. If the Shopping Center including the Demised Premises (including the installation and operation of any and all signing which includes Lessee's which is Lessor's responsibility) ate not completed according to the Construction Plans and Specifications on the earlier of the Completion Date or the date established by the Ninety (90) Day Notice, and in the event Lessee does not elect to purchase the Shopping Center, then Lessor shall pay Lessee liquidated damages in the amount of Five Thousand and No/100 Dollars ($5,000.00) per day beginning December 1, 2003, until said building and related improvements are ready for possession. Such damages have been determined by Lessor and Lessee to be reasonable and adequate to compensate Lessee for Lessor's failure to deliver the Shopping Center including the Demised Premises completed according to the Construction Plans and Specifications on the date established by the ninety (90) day notice. Said damages may be deducted by Lessee from Rent thereafter due to Lessor under this Lease.

      For the purposes of this Paragraph 5, except, however, the provision concerning delivery of possession after Lessor has given the Ninety (90) Day Notice, the Lessor or any successor in interest shall not be considered in breach of, or in default of, the obligations set forth herein in the event of enforced delay in the performance of or inability to perform such obligations due to acts of God, the public enemy, fires, floods, epidemics, quarantine restrictions, and unusually severe weather ("Enforced Delay"); it being the purpose and intent of this paragraph that in the event of the occurrence of any such enforced delay, the time or times for performance of the obligations of Lessor with respect to this Lease shall be extended for the period of the enforced delay, provided, that the party seeking the benefit of the provisions of this paragraph shall, with-in five (5) days after the beginning of any enforced delay, have first notified the other party thereof in writing, and of the cause or causes thereof, and requested an extension for the period of the enforced delay. Should any Enforced Delay extend for a period of sixty (60) consecutive days, the Lessee shall have the right to terminate this Agreement.

      6. ACCEPTANCE OF LESSEE'S BUILDING: Upon delivery of possession of the Demised Premises to Lessee, Lessor will complete and/or send to Lessee the following:

            a.    Copy of the Roofing Warranty;

            b. Certification by a licensed soils lab engineer in the state where the project is located that all earthworks has been constructed according to the contract documents;

            c. Certification by a licensed testing lab engineer in the state where the project is located that concrete has been placed in accordance with the specifications;

            d. Paving - copy of the boring log and plan showing location of borings and Certification by a licensed testing lab engineer in the state where the project is located that concrete and asphalt paving has been placed according to the specifications;

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

            e. Certification from the sprinkler contractor that the sprinkler system has been designed and installed according to the contract documents and other applicable requirements;

            f. Copies of HVAC warranties and Lessor's assignment of such warranties to Lessee;

            g.    Final list of the General Contractor and all Subcontractors;

            h. Maintenance Data Sheet (as shown in Exhibit D attached hereto and made a part hereof) completed for the Demised Premises;

            i. Wal-Mart Project Costs Sheet (as shown in Exhibit F attached hereto and made a part hereof);

            j.    Certificates of insurance as required herein;

            k. Completion of the Real Property Tax Guidelines attached hereto as Exhibit E:

            l.    A copy of the permanent Occupancy Permit for the Demised
                  Premises;

            m. Construction Completion Punchlist acknowledged as completed and performed in its entirety by the Wal-Mart Store Manager or Construction Manager for the Demised Premises;

            n.    A fully executed and properly recorded copy of Exhibit G:

            o. A fully executed and properly recorded Short Form Lease as provided in this Lease; and

            p. An As-Built Topographic Survey certified by an engineer licensed in the state where the Demised Premises are located and in compliance with Exhibit C.

            q. All governmental and regulatory approvals, including but not limited to the certificate of occupancy, required prior to Lessee's being able to open for business,

            r.    The resubdivision plat required to transfer title,

            s. The permitting and installation of a fully operational traffic signal at the intersection of Coursey Boulevard, Market Drive and the "future right-of-way".

            Fifteen (15) days before Lessee's building and related improvements are to be completed, Lessee shall be permitted to enter the Demised Premises for the purpose of storing and/or installing fixtures, equipment and merchandise and preparing for opening of Lessee's business; provided, that such entry by Lessee shall not hinder Lessor in completion of Lessee's building and related improvements. Such entry by Lessee shall not constitute (i) acceptance of the Demised Premises as being completed or (ii) the Commencement Date. In any event Lessee shall have at least a total of sixty (60) days following Lessee's entry to the Demised Premises to prepare for the opening of business in the Demised Premises, unless Lessee elects to open its business earlier. In the event that the Commencement Date is not the first day of a calendar month, Lessee shall, on the first day of the calendar month immediately following the Commencement Date, pay Lessor with the first full monthly payment of Rent an amount equal to the pro rata portion of Rent for the number of days from the Commencement Date to the end of such fractional month. Rent for any fractional month at the end of the Lease Term shall also be prorated. Immediately after the Lease Term hereof has been ascertained, the parties shall execute an amendment to this Lease indicating the actual commencement and termination dates. After opening, Lessee shall be obligated to pay only one-half (1/2) of the monthly installments of Rent until Lessor has fully completed the Demised

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

Premises and related improvements according to the Construction Plans and Specifications and has provided Lessee with (i) all the items (a) through (p) above enumerated in this Paragraph 6, and (ii) a copy of the executed amendment to this Lease indicating the actual commencement date and termination dates, as referred to in this Paragraph 6. Upon satisfactory completion of the above items, Lessee shall pay to Lessor a sum equal to any rentals withheld pursuant to the above.

      7. USE OF PREMISES: Lessor agrees that the Demised Premises may be used for any lawful purpose. It is expressly agreed that nothing contained in this Lease Agreement shall be construed to contain a covenant, either express or implied, to either commence the operation of a business or thereafter continuously operate a business in the Demised Premises. Lessor recognizes and agrees that Lessee may, at Lessee's sole discretion and at any time during the term of this Lease, cease the operation of its business in the Demised Premises; and Lessor hereby waives any legal action for damages or for equitable relief which might be available to Lessor because of such cessation of business activity by Lessee.

      8. EQUIPMENT. FIXTURES AND SIGNS: Lessee shall have the right to erect, install, maintain and operate on the Demised Premises such equipment, fixtures and signs as Lessee may deem advisable, subject to local ordinances. Lessee may install its freestanding pylon sign at the location shown on Exhibit C. Lessor agrees to include Lessee's freestanding pylon sign as a part of any submissions or applications made on behalf of the Shopping Center and use its best efforts to have such signage included in any permits or consents obtained by applicable governmental authorities. It is understood that any -work of any kind made and done under this Paragraph shall be made and done at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from any and all mechanics' liens that may be filed by reason thereof, in the event of the ultimate removal of any personal property, equipment or fixtures, including signs, Lessee agrees to repair any damage resulting therefrom.

      9. MAINTENANCE BY LESSOR:

            A. Lessor shall maintain the Demised Premises in good condition and repair, including the replacement thereof, during the first year of Lessee's occupancy. Lessor shall make any repair or replacement to the Demised Premises resulting from defective materials and/or workmanship or construction not in accordance with the aforementioned plans and specifications. If Lessor, within fifteen (15) days after Lessee shall give written notice to Lessor, shall fail to make the repairs or replacements required of Lessor herein, or in the event of an emergency which, in the opinion of Lessee, renders such notice impracticable, Lessee may, at its option, make the repairs or replacements, in which event the Lessor covenants to reimburse Lessee for the cost thereof and for ten percent (10%) of said cost for administration fees. If within fifteen
(15) days after Lessee has given such notice to Lessor, Lessor shall fail to reimburse Lessee for the cost of such work and the administration fee, Lessee may deduct such costs from Rent and/or any other sums then or thereafter due to Lessor under this Lease. Notice shall be deemed given as provided hereinafter in Paragraph 27.

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

            B. Lessor further agrees to make all repairs to the Demised Premises and to do all painting and decorating when such repairs and/or painting and decorating are necessitated by the occurrence of perils actually covered by Lessee's All-Risk hazard insurance or by the act or omissions of the Lessor or anyone under its control, including but not limited to agents, servants or invitees, or by the acts or omissions of any other tenants in the Shopping Center.

            C. Lessee may conduct a warranty walk through inspection prior to its first full year of occupancy and provide to Lessor a list of any defects for Lessor's repair pursuant to the one year construction warranty provided for in Paragraph 9A and such items shall be repaired by Lessor prior to Lessee assuming maintenance responsibility pursuant to Paragraph 10.

      10. MAINTENANCE BY LESSEE: Subject to the obligation of Lessor pursuant to Paragraph 9 during the Lease Term, Lessee, at its sole cost and expense shall maintain the entire Demised Premises, including without limitation, repairing and/or replacing HVAC system, thereof and other structural components of the building, in good condition and repair throughout the term hereof, reasonable wear and tear and the effects of time excepted. This work may be performed by Lessee's employees or by others, at Lessee's discretion. Lessee shall maintain the parking lot lights designated "W-M" on Exhibit C. Lessor agrees to assign or cause its contractors to assign to Lessee all contractors' or subcontractors' guarantees or warranties which relate to any construction work concerning which Lessee shall have the obligation to make repairs. At the expiration of the Lease or any renewal hereof, Lessee agrees to surrender promptly the Demised Premises to Lessor in the same condition as when received, ordinary wear and tear, effects of time and destruction by fire, the elements or other unavoidable casualties excepted.

      11. CARE OF PREMISES; During the Lease Term, Lessee agrees to keep the Demised Premises in a reasonably neat and clean condition, shall refrain from permitting any unreasonable nuisance or fire hazard therein, shall permit no unlawful or immoral practice to be carried on within the Demised Premises within its knowledge or consent by it or any person and shall at all times comply in its occupancy and use of the Demised Premises with all city and county ordinances and with all State and Federal laws and regulations relating thereto.

      12. INSURANCE;

            A. Beginning with the Effective Date hereof, and until the Commencement Date of the Lease, Lessor shall procure and pay the premium for a Comprehensive General Liability Policy of insurance in the amounts of Five Million Dollars ($5,000,000.00) with respect to injuries to any one person, Five Million Dollars ($5,000,000.00) with respect to any one accident, and Five Million Dollars ($5,000,000.00) with respect to property damage to protect Lessee and Lessor against liability for such injury to persons and such damage upon find within the Demised Premises.

            B. During the Lease Term Lessee shall procure and pay the premium for liability insurance in the amounts of Five Million Dollars ($5,000,000.00) with respect to injuries to any one person, Five Million Dollars ($5,000,000.00) with respect to any one accident, and Five Million Dollars ($5,000,000.00) with respect to property damage to protect Lessee and Lessor against liability for such injury to persons and such damage upon and within the Demised Premises. Notwithstanding anything to the contrary contained herein, as long as Lessee's net worth shall exceed

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                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

One Hundred Million Dollars ($100,000,000.00), it shall have the right to self-insure. In addition, during the Lease Term, Lessee agrees to carry All-Risk hazard insurance on the Demised Premises for an amount providing coverage for the full replacement cost of the Demised Premises. Said insurance policy shall provide that it shall not be canceled except on thirty (30) days prior written notice to Lessor. Notwithstanding anything to the contrary contained herein, as long as Lessee's net worth shall exceed One Hundred Million Dollars ($100,000,000.00), it shall have the right to self-insure. In the event of either partial or total destruction of the Demised Premises, as defined in Paragraph 19 below, Lessee shall assign the proceeds of said insurance policy to Lessor who shall use the proceeds pursuant to Paragraph 19 below. In the event Lessee is self-insuring at the time of such casualty, Lessee shall provide funds (in an amount not to exceed the amount that would have been provided if Lessee had carried the "All Risk" Policy provided for in the Paragraph 12) to Lessor so that Lessor can remedy any such loss. Lessee agrees upon written request, to name Lessor and Lessor's mortgagee as additional insured parties under the policies required by this Paragraph 12 and to deliver to said Lessor and Lessor's mortgagee certificates evidencing such coverage

            C. During the Lease Term, Lessor shall procure and pay the premium for a Comprehensive General Liability Policy of insurance to in the amount of Five Million Dollars ($5,000,000.00) with respect to injuries to any one person, Five Million Dollars ($5,000,000.00) with respect to any one accident to protect Lessee and Lessor against liability for such injury to persons upon the Shopping Center, and Five Million Dollars ($5,000,000.00) with respect to property damage to protect Lessee and Lessor against liability for such damage upon and within the Shopping Center exclusive of the Demised Premises. Lessor agrees to carry All-Risk hazard insurance on the Shopping Center exclusive of the Demised Premises for an amount providing coverage for the full replacement cost of the Shopping Center exclusive of the Demised Premises. Said insurance policy shall provide that it shall not be canceled except on thirty (30) days prior written notice to Lessee.

            D. From the Effective Date through the earlier of the Commencement Date of the Lease Term or the date Lessee accepts possession of the Demised Premises, Lessor specifically agrees to defend, protect, hold harmless, and indemnify Lessee against any and all responsibility, liability, loss, expense, attorney's fees, court costs, costs of defense, and other costs of whatever kind in connection with all suits, claims, demands, and actions asserted by anyone and arising directly or indirectly out of any occurrence on or about the Demised Premises, or out of Lessor's operations on, or about the Demised Premises, or out of the ownership, or use of the Demised Premises.

      13. ACCESS BY LESSOR: Lessor and its authorized representatives shall have the right to enter the Demised Premises at all reasonable times to examine the condition thereof and to make all necessary repairs required of Lessor under this Lease, but such rights shall be exercised in a manner so as not to interfere unreasonably with the business of Lessee. At any time within six (6) months prior to the expiration of this Lease or any renewals hereof. Lessor, with the express written permission of Lessee, may show the Demised Premises to prospective purchasers or tenants, and within such period, with the express written permission of Lessee, may attach to the building or erect on the Demised Premises a notice advertising said property for sale or letting.

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      14. UTILITIES AND WASTE DISPOSAL: Lessee agrees to pay for the following utilities used by Lessee upon or within the Demised Premises from and after the date of Lessee's entry to the Demised Premises, as provided in Paragraph 6, to prepare for the opening of business: electricity, gas, water and sewer, provided suitable meters are installed by Lessor to measure Lessee's consumption of same. Lessee shall provide for the regular removal of all trash, rubbish and garbage from the Demised Premises resulting from Lessee's activities on the Demised Premises from and after the date of Lessee's entry to the Demised Premises, as provided in Paragraph 6, to prepare for the opening of business.

      15. CONDEMNATION: If the whole of the Demised Premises shall be taken or condemned by any competent authority for any public use or purpose during the Lease Term or any extension of the Lease Term, Lessee reserves the right to prosecute its claim for an award based on its real property interest granted by this agreement for such taking without impairing the rights of Lessor. After the Effective Date hereof or during the Lease Term or any extension of the Lease Term (i) should part of the Shopping Center be taken or condemned and the part so taken includes the building, or any part thereof, on the Demised Premises, or
(ii) should the part so taken shall remove ten percent (10%) or more of the parking area within the Demised Premises, or the part so taken shall remove from the Shopping Center ten percent (10%) or more of the lineal front footage which runs parallel to any adjacent street or the highway thereof, or (iii) should the part so taken shall remove or separate fifteen percent (15%) of the total parking area, or (iv) should the part so taken shall result in cutting off any access from the Shopping Center to any adjacent public street or highway, then, and in any such event, Lessee may elect to terminate this Lease as of the date of the taking by such authority. Such notice of election to terminate shall be given in writing to Lessor within ninety (90) days after official notice to Lessee of the taking: In the event Lessee shall fail to exercise such option to terminate this Lease, or if part of the Shopping Center shall be taken or condemned under circumstances whereby Lessee does not have such option, then, and in either such event, the rental for the balance of the term of this Lease shall be abated and adjusted in an equitable manner.

      16. DEFAULT CLAUSE:

            A. If default shall at any time be made by Lessee in the payment of the Rent reserved herein or any installment thereof for more than ten (10) days after Lessee's receipt of written notice of such default by the Lessor, or if Lessee shall default in the performance of any other covenant, agreement, condition, rule or regulation herein obligating Lessee and such default shall continue for thirty (30) days after Lessee's receipt of written notice of such default by Lessor, (or if the default cannot be cured within such thirty (30) day period, if Lessee shall not within such 30-day period commence such cure and thereafter diligently pursue same to its completion), Lessor shall thereafter have the right to reenter or repossess the Demised Premises, either by force, summary proceedings, surrender or otherwise, and dispossess and remove therefrom Lessee or other occupants thereof and their effects without any liability therefor. In such case, Lessor shall use reasonable efforts to relet the Demised Premises or any part thereof at the highest rental rate reasonably attainable as the agent of Lessee, with Lessee remaining liable to pay Lessor Rent and other charges reserved herein for the balance of the term, less the actual rental received for the Demised Premises for the same period; or Lessor at its

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option may terminate this Lease, thereby releasing Lessee from any further liabilities hereunder. Should the actual rental received for the Demised Premises be less than the Rent, Lessee shall pay such deficiency on a monthly basis. In no event shall Lessor be entitled to accelerate the payment of rent. The remedy provided herein for the breach of any obligation shall be exclusive, with the exception that Lessor may bring an action for any Rent which has accrued and is otherwise delinquent. Consequential damages are not recoverable.

            B. If Lessor shall fail to pay any taxes, assessments, mortgage interest or amortization, or any other charges accruing against the Demised Premises, or fail to perform any of the conditions or covenants hereof on its part to be performed, Lessee may give written notice of such default to Lessor, and if Lessor shall not within thirty (30) days thereafter cure such default (or if the default cannot be cured within thirty (30) days, if Lessor shall not within such period commence such cure and thereafter diligently complete the same), then Lessee shall have the right, at its option, to cure such default, and the amount expended by it therefor and a reasonable charge for administrative expenses may be deducted by Lessee from the rents thereafter to become due. Lessee shall, upon request, submit to Lessor receipted bills showing payment of all the aforesaid items. It is further provided, however, that in the event of urgent situations which are Lessor's responsibility to remedy pursuant to Paragraph 9(A) which shall include but not be limited to defects and failures in the sprinkler systems, Lessee shall immediately notify Lessor or its duly appointed agent, orally, by telecopy or by Federal Express or similar overnight delivery service, and upon the failure of Lessor to correct promptly or take necessary steps to correct such urgency, then Lessee shall have the right to correct the same and be reimbursed as hereinabove provided. In the event the Demised Premises shall be rendered untenable by reason of Lessor's failure to perform any obligation described herein, including without limitation Lessor's failure to make repair, all rental due hereunder shall wholly abate until Lessor shall have satisfactorily performed such obligation. Alternatively, Lessee shall have the right to perform such obligations at the expense of Lessor as hereinabove provided.

      17. ASSIGNMENT AND SUBLETTING: Lessee shall have the right at any time, without the Lessor's consent, to sublet the Demised Premises or any part thereof or to assign this Lease and the assignee or subtenant may use the premises for any lawful purpose. In (he event of an assignment or subletting, any reference in this Lease Agreement to Lessee will be interpreted to include such assignee or subtenant; provided, that no such subletting or assignment shall relieve Lessee of any of its financial obligations hereunder. Each sublease or assignment shall provide that it is subject and subordinate to the rights of Lessor under this Lease and to any renewal, amendment or modification thereof, to the rights of any first mortgage to which this Lease is subject or subordinate and to all renewals, modifications, consolidations and extensions thereof. The provisions for such subordination shall be self-operative so that no further instrument of subordination need be required by any mortgagee. Lessor agrees that the continued enforceability of the subordination agreement by Lessor or its mortgagee shall be conditioned upon Lessee being in possession of a valid non-disturbance agreement executed by all present and any future mortgagees in the form attached as Exhibit I regarding the Lease and, if applicable, any Easement, Covenant and Restriction Agreement and/or Joint Development Agreement

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affecting the Demised Premises. Any assignee or sublessee shall have the right to request from Lessor, and Lessor shall be required to deliver if requested, a Non-Disturbance Agreement.

      18. MUTUAL WAIVER OF SUBROGATION: Lessor and Lessee each hereby releases the other and its respective employees, agents and every person claiming by, through or under either of them, from any and all liability or responsibility (to them or anyone claiming by, through or under them by way of subrogation or otherwise) for any loss or damage to any property (real or personal) caused by fire or any other insured peril covered by any insurance policies for the benefit of either party, even if such, loss or damage shall have been caused by the fault or negligence of the other party, its employees or agents, or such other tenant or any employee or agent thereof.

      19. FIRE CLAUSE: The term "Total Destruction" of the Demised Premises as used in this section is defined as damage to or destruction of the Demised Premises by fire or other causes covered by the All-Risk insurance referred to in Paragraph 12 to the extent that the cost of repair or reconstruction will exceed fifty percent (50%) of the cost of rebuilding or reconstructing the Demised Premises at the lime of such disaster. The term "Partial Destruction" of -the Demised Premises as used in this section is defined as such damage to the extent that the cost of repair or reconstruction will be less than fifty percent (50%) of the cost of rebuilding or reconstructing the Demised Premises at the time of such disaster.

      A. In the event of Total Destruction of the Demised Premises during the first seventeen (17) years of the original term, or in the event of Partial Destruction of the Demised Premises at any time during the term of this Lease, Lessor shall promptly rebuild or restore the Demised Premises to as nearly as possible its condition immediately prior to such destruction or damage, such work to be commenced within sixty (60) days from the time of disaster and thereafter to be prosecuted with due diligence until such rebuilding or restoration is completed.

      B. In the event of Total Destruction of the Demised Premises during the last thirty-six (36) months of the original term, or during any of the renewal terms, Lessee shall have the option, in addition to any rights under Paragraph 26 hereof, of extending this Lease under the same terms and conditions as those herein expressed for an additional term of eight (8) years from the time of the completion and acceptance of the reconstructed Demised Premises, such option to be exercised by Lessee's giving written notice to Lessor within thirty (30) days after date of casualty. Should Lessee exercise such option, Lessor shall, within sixty (60) days from receipt of written notice, commence the work of reconstructing the Demised Premises and thereafter shall prosecute said work with reasonable diligence until the Demised Premises has been reconstructed to as nearly as possible its condition immediately prior to the casualty. Should Lessee fail to exercise such option within the time aforesaid, then this Lease shall terminate.

      C. Should Lessor be prevented from commencing the rebuilding or restoration of the Demised Premises within the dates above provided, or if, after such commencement, Lessor should be prevented from performing said work because of delays beyond Lessor's control, the period of such delays shall not be counted in computing the dates hereinabove provided for the commencement and/or completion of the rebuilding or restoration of the Demised Premises. Notwithstanding the Foregoing, if, for any reason, Lessor should fail to commence and be diligently

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performing the work of rebuilding or restoration within one hundred fifty-one
(151) days from the date of the casualty, Lessee shall have the option of terminating this Lease by giving written notice to Lessor within thirty (30) days after the expiration of the one hundred fifty-one (151) day period.

            D. All Rent shall be abated during the period the Demised Premises is damaged and untenable and for a period of thirty (30) days after the date reconstruction is completed, or until the date upon which Lessee shall reopen for business, whichever is earlier.

            E. In the event of Partial Destruction of the Demised Premises, during the period the Demised Premises is damaged and/or undergoing restoration, all rental shall abate unless Lessee chooses to occupy a portion of the Demised Premises, in which event Lessee shall pay rental in such proportion to the entire rental herein reserved as the area in the Demised Premises occupied by Lessee bears to the total space in the Demised Premises.

            F. In the event of termination of this Lease, any unearned Rent paid by Lessee shall be prorated and refunded to Lessee.

      20. TAXES: Lessee agrees to pay all real estate taxes and special assessments which are assessed against the Demised Premises during the Lease Term or any extension or renewal hereof, provided that:

            A. In the event the local taxing authority will not permit a separate tax plat, Lessor agrees to pay all such taxes and special assessments upon receipt of the bill. Lessor shall provide a copy of the bill accompanied by a copy of the paid receipt from the taxing authority to Lessee no later than thirty (30) days from the date, said bill is due for payment without penalty. Within sixty (60) days after Lessor's delivery to Lessee of paid receipts, Lessee shall reimburse Lessor for Lessee's share of such taxes and assessments, based upon the acreage contained in the "Wal-Mart Tax Plat Area" as the numerator and the denominator shall be the total acreage being assessed for that tax bill or assessments. In no event shall Lessee he responsible for payment of any late charges or penalties for the non-payment of said bills by Lessor.

            B. In the event that Lessor fails to pay said bill, Lessee may pay the bill and thereafter shall have the right to deduct Lessor's share, all late charges and penalties from the monthly rent then next due.

            C. If, during the term of this Lease, Lessor receives notification of a change in assessment of the Demised Premises, Lessor agrees to provide a copy of said notice to Lessee within fifteen (15) days of Lessor's receipt of said notification, to allow Lessee the right to protest any increase in assessment. Lessor shall cooperate with Lessee including the signing of any and all documents reasonably requested by Lessee for the prosecution of any protest. In the event that Lessor fails to provide a copy of said notification, and the assessed value is increased, resulting in an increase in taxes or special assessments, Lessor agrees to pay said increase in taxes or special assessments for each and every bill received reflective of said increase, until such time as the Demised Premises is re-assessed and notification of same is provided to the Lessee within fifteen (15) days from Lessor's receipt of same. Lessee agrees to cooperate with Lessor in filing any protest of such increase in assessment at the next opportunity. It is the intention to allow Lessee the ability to protest any increase in assessment which would result in an increase in the taxes or special assessments Lessee is

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                                                      Coursey Blvd. Project
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                                                      Store No. 5328-00

responsible for paying. If Lessor fails to provide any notifications of changes in assessment, Lessee shall not be responsible for any increase in taxes or special assessments as a result of Lessee not being notified.

            D. Lessor shall notify Lessee and all applicable taxing authorities of any transfer of all of or a part of the ownership of the Demised Premises. The notice shall be delivered in writing to Lessee and all applicable taxing authorities within fifteen (15) days from the effective date of the transfer and shall include any change or modification of the address of the Lessor. Lessee shall not be responsible for any damages, late charges or penalties as a result of Lessee or the applicable taxing authorities not being notified within the time frame set forth herein.

      21. LESSEE'S FIXTURES. EQUIPMENT AND GOODS: Any and all fixtures, equipment and goods installed by Lessee shall be and remain the property of Lessee, and Lessee may, at any time, remove any and all fixtures, equipment and goods installed by it in, on or about the Demised Premises; provided, that Lessee shall promptly repair any damage or injury to the Demised Premises caused by such removal. Any fixtures and equipment furnished by Lessor shall remain the property of Lessor and shall not be removed by Lessee unless Lessee purchases said equipment and fixtures from Lessor.

      22. ALTERATIONS. IMPROVEMENTS. OR STOCKROOM ADDITIONS; Lessee or any of its assignees or subtenants shall have the right to make any alterations, improvements, or stockroom additions to the Demised Premises for the purpose of its business or the business of its assignees or subtenants; provided, that such alterations, improvements, or stockroom additions shall be made in accordance with the requirements of local ordinances and public authorities having jurisdiction thereover, and further provided that the value of the Shopping Center shall not be diminished thereby. In making such alterations, improvements, or stockroom additions, Lessee may salvage any material or equipment which shall be removed or replaced. Furthermore, Lessor will permit Lessee to enter any other building of the Shopping Center which is within sixty
(60) feet of the nearest exterior wall of the Demised Premises and will secure for Lessee such permission from other tenants of the building, if any, for such work as may be necessary in connection with the alterations, improvements, or stockroom additions to the Demised Premises. Lessor agrees to sign promptly applications, permits or consents which may be required by public authorities in connection with such alterations, improvements, or stockroom additions to the Demised Premises and requested by Lessee, its assignees or subtenants. Lessee agrees to keep the Demised Premises free of liens for labor or materials supplied as a result of any alterations, improvements or stockroom additions in accordance with Paragraph 31 herein.

      23. COVENANT OF TITLE AND QUIET ENJOYMENT: Lessor represents and warrants that Lessor owns the Shopping Center, including the Demised Premises, and the access and parking areas being a part thereof, in fee simple absolute, free and clear of alt encumbrances, except (i) such mortgages or deed of trust that Lessor may place on the Demised Premises for the purpose of financing the acquisition thereof and (ii) such encumbrances that do not interfere with Lessee's rights under this Lease or Lessee's use of the Demised Premises; that the Demised Premises is and shall be subject to no leases, easements, covenants, restrictions or the like which in any manner prevent or restrict Lessee's use of the Demised Premises for any lawful purpose or which would interfere with the construction of the

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                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

Addition, as described in Paragraph 31 below; that the real property constituting the Shopping Center contains no hazardous wastes, toxic materials, asbestos or environmental pollutants. The person(s) executing this Lease on behalf of Lessor represent and warrant that they are the only person(s) required to execute this Lease in order to bind Lessor and that Lessor has the full right and lawful authority to enter into this Lease for the Lease Term; and that, if Lessee is not in default herein, Lessee's quiet and peaceable enjoyment of the Demised Premises during the term of this Lease or any extensions hereof shall not be disturbed or interfered with by anyone and Lessee shall enjoy all of the rights herein granted without any hindrance, molestation or interference by any person and Lessor shall indemnify and hold Lessee harmless from and against any claim, action, losses, costs, expenses, liabilities and judgments arising in connection with the breach of any of the foregoing representations and warranties.

      24. TITLE INSURANCE

            A. Upon execution of this Lease Lessor shall order from a reputable and national title insurance corporation (the "Title Company"), for delivery to Lessee within twenty (20) days of the dale of this Lease, (i) a commitment for a policy of leasehold title insurance (the "Commitment") setting forth the state of title to the Demised Premises and all exceptions thereto, including, without limitation, rights-of-way, easements, restrictions, reservations, covenants, liens, encumbrances, leases, estates and any other conditions affecting the Demised Premises which would appear in a policy of leasehold title insurance, if issued, and (if) a copy of any instrument creating an exception to title. Lessee may advise Lessor of any unacceptable exceptions in the Commitment, and Lessor may undertake to eliminate or modify such unacceptable exceptions to Lessee's reasonable satisfaction. If Lessor does not eliminate or modify such unacceptable exceptions within thirty (30) days after being advised of same, Lessee may terminate this Lease by notice to Lessor, in which event neither party hereto shall have any further obligations to the other hereunder. Failure of Lessee to object to any exceptions in the Commitment shall not constitute a waiver of any of Lessee's rights under any other sections of this Lease.

            B. Within ninety (90) days of the date hereof, Lessor, at Lessor's sole cost and expense, shall procure an ALTA Form B policy of leasehold title insurance (the "Title Policy") insuring the leasehold estate to the Demised Premises to Lessee and Lessee's right under this Lease with respect to the use of the Common Areas thereby insuring Lessee against loss or damage by reason of defects in title to the Demised Premises, easements, restrictions, reservations, leases, liens, encumbrances, covenants and the like, said policy to be in an amount not less than the anticipated cost of the improvements to be constructed on the Wal-Mart Tax Plat Area. If Lessor fails to pay for the Title Policy and as a result of such failure the Title Policy is not issued within the time specified above, Lessee shall have the right, at its option, to pay the cost of the Title Policy and deduct the amount of said cost from the next due payment(s) of rent.

      25. RIGHT TO MORTGAGE: Lessee, upon request of Lessor, will subordinate this Lease to any first mortgage which now or hereafter affects the Demised Premises and to any renewals, modifications or extensions of such mortgage. At Lessor's written request, in which Lessor furnishes Lessee with the name and address of mortgagee, Lessee

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                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

will execute and deliver a subordination, non-disturbance and attornment agreement, which will subordinate this Lease to any first mortgage and will name such mortgagee as an additional insured in any policies required by Paragraph 12 and deliver to such mortgagee copies of all notices required hereunder; provided, that such instrument shall be in a form acceptable to Lessee, and further provided that a duplicate original thereof, fully executed by such first mortgagee, shall forthwith, be delivered to Lessee. Lessor agrees that the continued enforceability of the subordination agreement by Lessor or its mortgagee shall be conditioned upon Lessee being in possession of a valid non-disturbance agreement executed by all present and any future mortgagees in the form attached as Exhibit I regarding the Lease and, if applicable, any Easement, Covenant and Restriction Agreement and/or Joint Development Agreement affecting the Demised Premises.

            As further consideration for this subordination clause, Lessor agrees that it shall make no agreement, Assignment of Rent or otherwise, with: any mortgagee whereby Lessor is required to obtain said mortgagee's permission in order to modify this Lease unless such proposed modification will materially amend or modify the Lease and in addition will have an adverse effect on the mortgagee's interest therein. Such material modifications include but are not limited to substantial advance payments of rent, reduction of rent and modification in the length of the term.

      26. EXTENSION OR RENEWAL: Lessee shall have the right and option to renew this Lease and extend the term hereof for fourteen (14) consecutive periods of five (5) years each, upon the same terms and conditions and for the same rentals, by giving Lessor at least sixty (60) days previous written notice of its election to make each such extension. Upon the giving of each such notice within the time specified therefor, this Lease shall be considered as having been extended for the period specified in such notice without the necessity of the execution of any additional instruments.

      27. NOTICES: All notices or requests under this Lease shall be given by certified mail or nationally recognized overnight courier service to the addresses shown in the appearance clause of this Lease and sent to the
Attention: Legal Department with a copy to the attention of: Property Management Each notice is effective upon receipt by addressee.

      28. SHORT FORM LEASE: Lessor and Lessee agree to execute at the time of execution of this Lease a Short Form Lease for recording purposes, setting forth the legal description of the Demised Premises and the term of the Lease and referring to other pertinent provisions. Costs associated with the preparation and recording of the Short Form Lease shall be paid by the party recording such Short Form Lease.

      29. CONSENT; Lessor and Lessee covenant that whenever their consent or approval is required hereunder, they will not unreasonably withhold or delay such consent or approval.

      30. COMMON AREAS: The Common Areas shall include the vehicle parking and other Common Areas of the Shopping Center, any common roadways, service areas, driveways, areas of ingress and egress, sidewalks and other pedestrian ways, landscaped areas, retaining walls, enclosed malls, fire hydrants, traffic signalization only to the extent signals are not a public improvement, storm water detention and retention ponds located within the Shopping

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                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

Center or offsite wetlands areas, utility systems to include sanitary lift stations and the like, but shall not include the Building on the Demised Premises or any other leasable areas within the Shopping Center. Lessee shall maintain the Common Areas located on the Demised Premises as provided in Paragraphs 6b and 21 of the Easements With Covenants and Restrictions Affecting Land.

      31. MISCELLANEOUS:

            A. Upon the termination of this Lease, whether by lapse of time or otherwise, the Demised Premises and related improvements shall belong to Lessor, subject to the terms of Paragraph 21 regarding fixtures, equipment and goods of Lessee.

            B. One or more waivers of any covenant or condition of this Lease by Lessor or Lessee shall not be construed as a waiver of the further breach of the same covenant or condition, or of any other covenant or condition herein contained.

            C. The covenants, conditions and agreements of this Lease shall be binding upon and shall inure to the benefit of the successors, heirs and assigns of the parties hereto.

            D. This Lease and the terms hereof may be changed or modified only by execution of such change or modification in writing by the parties hereto or their successors, heirs and assigns.

            E. If Lessee remains in possession of the Demised Premises after the expiration of the term of this Lease, or any renewals hereof, without the execution of a new lease or an agreement extending the term hereof, or without the exercise of the renewal options herein granted to Lessee, then this Lease shall become a month to month tenancy subject to all of the terms of this Lease as may be applicable to a month-to-month tenancy, and at the Rent provided for herein, prorated on a monthly basis.

            F. The captions, paragraph numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intern of this Lease nor in any way affect this Lease.

            G. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby; and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

            H. Lessee Estoppel. Lessee shall from time to time not to exceed three per year, within thirty (30) days after Lessor's request, execute and deliver to Lessor written Certificates in the form attached hereto as Exhibit H respecting the status of this Lease. Lessee agrees that such statement may be relied upon by any mortgagee, purchaser or assignee of Lessor's interest in this Lease, or the Demised Premises.

            I. Lessor Estoppel. Lessor shall from time to time not to exceed three per year, within thirty (30) days after Lessee request, execute and deliver to Lessee written Certificates in the form attached hereto as Exhibit H

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                                                      Coursey Blvd. Project
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                                                      Store No. 5328-00

respecting the status of this Lease. Lessor agrees that such statement may be relied upon by any mortgagee, purchaser or assignee of Lessee's interest in this Lease, or the Demised Premises.

            J. This Agreement contains the entire agreement of the parties, and all prior communications, oral or written, are without any force and effect as it is the specific intent of the parties that this Agreement alone sets forth the terms on which the parties have mutually agreed. Each party specifically agrees that it enters into this Agreement based on its own understanding of the terms hereof and does not rely, in whole or in part, on any interpretation or representation of the other party. Each party agrees that this Agreement is the result of good faith arms length negotiations.

            K. This Lease Agreement does not create any obligation or relationship such as a partnership, joint-venture or other legal relationship under the laws of any state or the federal governments other than that of Landlord-Tenant. Any correspondence or other references to partners or other similar terms will not be deemed to alter, amend or change the relationship between the parties hereto unless there is a formal written agreement specifically detailing the rights, liabilities and obligations of the parties as to a new, specifically defined legal relationship.

            L. This Lease and the Addenda which are or may in the future become a part of this Lease supersede any prior agreements between the parties concerning the Premises, and no oral statements, representations or prior written matter relating to the subject matter hereof, but not contained in this Lease, shall have any force or effect. Nothing contained in this Lease, including the site plan on Exhibit C. shall give rise to duties or covenants on the part of the Lessee, express or implied, other than the express duties and covenants set forth herein. ANY REPRESENTATION OF LESSEE'S AGENTS OR ANY THIRD PARTY WHICH IS NOT INCORPORATED IN THIS LEASE SHALL NOT BE BINDING UPON LESSEE AND SHOULD BE CONSIDERED AS UNAUTHORIZED. Nothing herein contained shall be construed to create any partnership or joint venture between the parties it being intended that the only relationship between the parties created by this Lease is a Landlord/Tenant relationship. This Lease shall not be amended or added to in any way except by written instruments executed by both parties or their respective successors in interest.

            M. This Agreement shall be interpreted and construed in accordance with the laws of the State of Louisiana and any dispute with respect to it and the rights and duties thereby created shall be litigated in U.S. District Court for the State of Louisiana.

      32. RIGHT OF FIRST REFUSAL; In the event that at any time during the term of this Lease, Lessor shall elect to sell all or any portion of the Shopping Center as described in Exhibit "A" hereto, Lessee, or its assigns, are hereby given the right of first refusal to purchase the same in accordance with the procedures hereinafter set forth. In the event Lessor shall secure a firm offer in contract form executed by any purchaser, said offer shall be submitted to Lessee, or its successors, in writing, and the latter shall have forty-five (45) days from the date of receipt of said notice in which to meet the terms of said purchase as set forth in said contract. In the event Lessee shall not have notified Lessor in writing of its election to purchase the property within the forty-five (45) day period aforesaid, Lessor shall provide Lessee with a ten
(10) day default notice (such notice to be delivered in accordance with:
Paragraph 27 in an envelope on which is marked "TEN DAY DEFAULT NOTICE") and Lessee shall have ten (10) days from the date of receipt of said notice

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

in which to meet the terms of said purchase. In the event Lessee shall not have notified Lessor in writing of its election to purchase the property within the ten (10) day period aforesaid and in the further event Lessee shall fail to comply with the terms of said offer to purchase within the periods therein provided, then Lessor shall have the right to sell the property upon the terms and conditions set forth in said notice to the purchaser designated therein. In the event Lessor shall not forthwith thereafter consummate said sale, then the first right of refusal herein shall continue in full force and effect with respect to any future contemplated sales or in the event such sale shall be consummated, said first right of refusal shall continue in full force and effect with respect to any subsequent sales contemplated by the new owners and with respect to any subsequent sales of a portion of the Shopping Center by Lessor (in the event that only a portion of the Shopping Center has been previously sold), and the same notice requirements shall apply. In the event Lessee, or its assigns, shall elect to purchase upon the terms contained in said notice, then Lessee shall consummate said purchase in accordance with the terms and Lessor shall convey the property executing good and sufficient warranty deed.

      IN WITNESS WHEREOF, the parties have executed this Lease the day and year first hereinabove written.

WITNESS OR ATTEST:             LESSOR:
                               BRIGHT-MEYERS COURSEY ASSOCIATES L.P.
                               By:   Bright-Meyers 2001 LLC, General Partner

/s/ Patricia Davis             /s/ George Bright
Secretary'                     George Bright, President

                               LESSEE:
                               WAL-MART REAL ESTATE BUSINESS TRUST
ATTEST:
/S/ Bruce E. Wicklin           /s/ Barry Shannahan
Assistant Secretary            Assistant Vice President

                               Approved as to legal terms only
                               by /s/ BEW
                               WAL-MART LEGAL DEPT.
                               Date: 05/23/2003

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                   EXHIBIT "A"

LEGAL DESCRIPTION OUTPARCEL # 1

A certain tract of land or parcel of ground designated as the OutParcel # 1, containing 0.838 acres or 36,500 sq. ft., being located in Section 28, T7S - R2E, East Baton Rouge Parish, Louisiana, said parcel being more particularly described as follows

Commencing at the intersection of the northerly right of way line of Coursey Blvd. and the westerly property line of OutParcel #2, said point being a set cut "X" in the sidewalk and the Point of Commencement.

Then, South 89 degrees 51 minutes 52 seconds East a distance of 453.98 feet to a point; Then, North 00 degrees 08 minutes 08 seconds East a distance of 43.34 feet to a point; Then, South 63 degrees 19 minutes 36 seconds East a distance of
97.00 feet to a point; Then, South 89 degrees 51 minutes 52 seconds East a distance of 72.53 feet to a point; Then, along a curve to the right having a delta of 21 degrees 01 minutes 51 seconds, a radius of 831.47 feet, an arc length of 305.20 feet and a chord bearing of North 79 degrees 37 minutes 13 seconds East a distance of 303.49 feet to the Point of Beginning.

Then, North 22 degrees 22 minutes 53 seconds West, a distance of 4.76 feet to a point of a non tangent curve to the right, a delta of 97 degrees 28 minutes 38 seconds, a radius of 37.50 feet, an arc length of 63.80 feet and a chord bearing of North 63 degrees 38 minutes 34 seconds West and a distance of 56.38 feet to a point on a compound curve to the right having a delta of 47 degrees 17 minutes 27 seconds, a radius of 271.50 feet, an arc distance of 224.09 feet and a chord bearing of North 08 degrees 44 minutes 28 seconds East a distance of 217.78 feet to a point; Then, North 32 degrees 23 minutes 12 seconds East, a distance of
75.33 feet to a point; Then, South 58 degrees 03 minutes 04 seconds East, a distance of 149.91 feet to a point; Then, South 31 degrees 56 minutes 56 seconds West, a distance of 266.53 feet to a point on the northerly right of way of Coursey Boulevard;

Then, along a non tangent curve to the right, having a delta of 00 degrees 32 minutes 17 seconds, a radius of 831.47 feet an arc length 7.81 feet and a chord bearing of South 68 degrees 50 minutes 08 seconds West a distance of 7.81 feet to the Point of Beginning.

LEGAL DESCRIPTION OUTPARCEL # 2

A certain tract of land or parcel of ground designated as the OutParcel # 2, containing 0.828 acres or 36,070 sq. ft., being located in Section 28, T7S - R2E, East Baton Rouge Parish, Louisiana, said parcel being more particularly described as follows

Commencing at the intersection of the northerly right of way line of Coursey Blvd. and the westerly property line of OutParcel # 2, said point being a set cut "X" in the sidewalk and the Point of Beginning.

Then, departing the northerly right of way line of Coursey Blvd., North 26 degrees 40 minutes 21 seconds East, a distance of 241.61 feet to a point;

Then, South 63 degrees 19 minutes 34 seconds East, a distance of 59.95 feet to a point; Then, South 26 degrees 38 minutes 37 seconds West, a distance of 26.22 feet to a point; Then, South 63 degrees 21 minutes 22 seconds East, a distance of 94.35 feet to a point; Then, North 26 degrees 38 minutes 38 seconds East, a distance of 17.95 feet to a point on a non-tangent curve to the right, having a delta of 57 degrees 33 minutes 49 seconds, a radius of 41.65

                         EXHIBIT "A" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                   EXHIBIT "A"

feet, an arc length of 41.84 feet and a chord bearing of South 28 degrees 45 minutes 37 seconds East and a distance of 40.11 feet;

Then, South 00 degrees 01 minutes 17 second East a distance of 75.86 feet to a point; Then, along a curve to the right having a delta of 90 degrees 06 minutes 51 seconds, a radius of 27.49 feet, an arc length of 43.24 and a chord bearing of South 45 degrees 04 minutes 43 seconds West a distance of 38.92 feet to a point;

Then, South 00 degrees 08 minutes 08 seconds West, a distance of 1.34 feet to a point;

Then, North 89 degrees 51 minutes 52 seconds West, a distance of 234.36 feet to the Point of Beginning.

LEGAL DESCRIPTION TRACT 1

A certain tract of land or parcel of ground designated as Tract 1 containing
5.492 acres or 239,230 sq. ft., being located in Section 28, T7S - R2E, East Baton Rouge Parish, Louisiana, said parcel being more particularly described as follows:

Commencing at the intersection of the northerly right of way line of Coursey Blvd. and the westerly properly line of Out Parcel # 2, said point being a set cut "X" in the sidewalk and the Point of Commencement.

Then, departing the northerly right of way line of Coursey Blvd., North 26 degrees 40 minutes 21 seconds East a distance of 241.61 feet to a found 1/2" iron pipe; Then, North 63 degrees 19 minutes 34 seconds West a distance of 33.35 feet to a set 1/2" GIF with surveyor's cap;

Then, along a curve to the left having a delta of 00 degrees 58 minutes 02 seconds, a radius 1,879.86 feet, an arc length of 31.73 feet, a chord bearing of North 63 degrees 48 minutes 40 seconds West and a chord distance 31.73 feet to a set 1/2" GIP with surveyor's cap;

Then, North 26 degrees 43 minutes 20 seconds East a distance of 122.31 feet to the Point of Beginning.

Then, North 26 degrees 43 minutes 20 seconds East, a distance of 446.15 feet to a point; Then, South 58 degrees 03 minutes 04 seconds East, a distance of 73.03 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of
144.30 feet to a point; Then, North 86 degrees 19 minutes 34 seconds East a distance of 10.73 feet to a point, Then, North 00 degrees 00 minutes 00 seconds East, a distance of 12.00 feet to a point; Then, North 90 degrees 00 minutes 00 seconds East, a distance of 35.00 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of 12.00 feet to a point; Then, North 90 degrees 00 minutes 00 seconds East a distance of 124.76 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of 6.83 feet to a point; Then, North 90 degrees 00 minutes 00 seconds East a distance of 36.00 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of 95.57 feet to a point; Then, North 90 degrees 00 minutes 00 seconds West a distance of
38.03 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of 217.66 feet to a point; Then, North 90 degrees 00 minutes 00 seconds East, a distance of 25.95 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of 131.36 feet to a point; Then, North 90 degrees 00 minutes 00 seconds East a distance of 238.39 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of 80.44 feet to a point; Then, South 48 degrees 41 minutes 59 seconds West, a distance of 37.95 feet to a point on the northerly

                         EXHIBIT "A" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                   EXHIBIT "A"

right of way of Coursey Boulevard and of a non tangent curve to the right, having a delta of 11 degrees 00 minutes 14 seconds, a radius of 831.47 feet, an arc length of 159.69 feet and a chord bearing of South 84 degrees 38 minutes 01 seconds West and a distance of 159.44 feet to a point; Then, North 89 degrees 51 minutes 52 seconds West, a distance of 72.53 feet to a point; Then, North 63 degrees 16 minutes 36 seconds West, a distance of 97.00 feet to a point; Then, South 00 degrees 08 minutes 08 seconds West, a distance of 43.34 feet to a point; Then, North 89 degrees 51 minutes 52 seconds West, a distance of 219.62 feet to a point; Then, North 00 degrees 08 minutes 08 seconds East, a distance of 1.34 feet to a point a non tangent curve to the left, having a delta of 90 degrees 06 minutes 51 seconds, a radius of 27.49 feet, an arc length of 43.24 and a chord bearing of North 45 degrees 04 minutes 43 seconds East a distance of
38.92 feet to a point;

Then, North 00 degrees 01 minutes 17 second West a distance of 75.86 feet to a point on a curve to the left having a delta of 37 degrees 03 minutes 12 seconds, a radius of 41.65 feet, an arc length of 26.94 feet and a chord bearing of North 18 degrees 30 minutes 19 seconds West and a distance of 26.47 feet;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 43.25 feet to a point; Then, North 63 degrees 29 minutes 30 seconds West, a distance of 43.25 feet to a point; Then, North 26 degrees 36 minutes 43 seconds East, a distance of 81.53 feet to a point; Then, North 00 degrees 00 minutes 00 Seconds East, a distance of 47.89 feet to a point; Then, North 63 degrees 22 minutes 34 seconds West, a distance of 114.58 feet to a point; Then, South 26 degrees 37 minutes 26 seconds West, a distance of 28.35 feet to a point; Then, North 63 degrees 22 minutes 34 seconds West, a distance of 34.73 feet to the Point of Beginning

LEGAL DESCRIPTION Tract 2-A

A certain tract of land or parcel of ground designated as Tract 2-A, containing
3.341 acres or 145,535 sq. ft., being located in Section 28, T7S -R2E, East Baton Rouge Parish, Louisiana, said parcel being more particularly described as follows:

Commencing at the intersection of the northerly right of way line of Coursey Blvd. and the westerly property line of Out Parcel # 2, said point being a set cut "X" in the sidewalk and the Point of Commencement.

Then, departing the northerly right of way line of Coursey Blvd., North 26 degrees 40 minutes 21 seconds East a distance of 241.61 feet to a found 1/2" iron pipe;

Then, North 63 degrees 19 minutes 34 seconds West a distance of 33.35 feet to a set 1/2" GIP with surveyor's cap;

Then, along a curve to the left having a delta of 00 degrees 58 minutes 02 seconds, a radius 1,879.86 feet, an arc length of 31.73 feet, a chord bearing of North 63 degrees 48 minutes 40 seconds West and a chord distance 31.73 feet to a set 1/2" GIP with surveyor's cap;

Then, North 26 degrees 43 minutes 20 seconds East a distance of 568.46 feet to a point;

Then, South 58 degrees 03 minutes 04 seconds East, a distance of 73.03 feet to the Point of Beginning.

Then, South 58 degrees 03 minutes 04 seconds East, a distance of 666.06 feet to a point; Then, South 32 degrees 23 minutes 12 seconds West, a distance of 75.33 feet to a point;

                         EXHIBIT "A" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                   EXHIBIT "A"

Thence, along a curve to the left having a delta of 47 degrees 17 minutes 27 seconds, a radius of 271.50 feet, an arc distance of 224.09 feet and a chord bearing of South 08 degrees 44 minutes 28 seconds West and a chord distance of
217.78 feet to a point of compound curve to the left having a delta of 97 degrees 28 minutes 38 seconds, a radius of 37.50 feet, an arc of 63.80 feet and a chord bearing of South 63 degrees 3 8 minutes 34 seconds East a distance of
56.3 8 feet to a point; Then, South 22 degrees 22 minutes 53 seconds East, a distance of 4.76 feet to a point on the northerly right of way of Coursey Boulevard;

Then, along a non-tangent curve to the right, having a delta of 10 degrees 01 minutes 37 seconds, a radius of 831.47 feet, an arc length of 145.51 feet and a chord bearing of South 74 degrees 07 minutes 06 seconds West and a distance of
145.32 feet;

Then, departing said right of way, North 48 degrees 41 minutes 59 seconds East a distance of 37.95 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East a distance of 80.44 feet to a point;

Then, South 90 degrees 00 minutes 00 seconds West, a distance of 238.39 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 131.36 feet to a point;

Then, South 90 degrees 00 minutes 00 seconds West, a distance of 25.95 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 217.66 feet to a point;

Then, South 90 degrees 00 minutes 00 seconds East, a distance of 38.03 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 95.57 feet to a point;

Then, South 90 degrees 00 minutes 00 seconds West, a distance of 36.00 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 6.83 feet to a point;

Then, South 90 degrees 00 minutes 00 seconds West, a distance of 124.76 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 12.00 feet to a point;

Then, South 90 degrees 00 minutes 00 seconds West, a distance of 35.00 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West, a distance of 12.00 feet to a point;

Then, South 86 degrees 19 minutes 34 seconds West a distance of 10.73 feet to a point;

Then, North 00 degrees 00 minutes 00 seconds East a distance of 144.30 feet to the Point of Beginning.

LEGAL DESCRIPTION TRACT 2-B

A certain tract of land or parcel of ground designated as Tract 1 containing
0.646 acres or 28,140 sq. ft., being located in Section 28, T7S - R2E, East Baton Rouge Parish, Louisiana, said parcel being more particularly described as follows:

Commencing at the intersection of the northerly right of way line of Coursey Blvd. and the westerly property line of Out Parcel # 2, said point being a set cut "X" in the sidewalk and the Point of Commencement.

Then, departing the northerly right of way line of Coursey Blvd., North 26 degrees 40 minutes 21 seconds East a distance of 241.61 feet to a found 1/2" iron pipe and the Point of Beginning;

Then, North 63 degrees 19 minutes 34 seconds West a distance of 33.35 feet to a set 1/2" GIP with surveyor's cap;

Then, along a curve to the left having a delta of 00 degrees 58 minutes 02 seconds, a radius 1,879.86 feet, an arc length of 31.73 feet, a chord bearing of North 63 degrees 48 minutes 40 seconds West and a chord distance 31.73 feet to a set 1/2" GIP with surveyor's cap; Then, North 26 degrees 43 minutes 20 seconds East a distance of 122.31 feet to a point; Then, South 63 degrees 22 minutes 34 seconds East a distance of 34.73 feet to a point;

                         EXHIBIT "A" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                   EXHIBIT "A"

Then, North 26 degrees 37 minutes 26 seconds East a distance of 28.35 feet to a point; Then, South 63 degrees 22 minutes 34 seconds East a distance of 114.58 feet to a point; Then, South 00 degrees 00 minutes 00 seconds West a distance of
47.89 feet to a point; Then, South 26 degrees 36 minutes 43 seconds West a distance of 81.53 to a point; Then, South 63 degrees 29 minutes 30 seconds East a distance of 43.25 feet to a point; Then, South 00 degrees 00 minutes 00 Seconds West a distance of 43.25 feet to a point on a non-tangent curve to the left having a delta of 20 degrees 30 minutes 37 seconds, a radius of 41.65 feet, an arc length of 14.91 feet and a chord bearing of North 47 degrees 17 minutes 14 seconds West a distance of 14.83 feet to a point;

Then, South 26 degrees 3 8 minutes 3 8 seconds West a distance of 17.95 feet to a point;

Then, North 63 degrees 21 minutes 22 seconds West a distance of 94.35 feet to a point;

Then, North 26 degrees 38 minutes 38 seconds East a distance of 26.22 feet to a point;

Then, North 63 degrees 19 minutes 34 seconds West a distance of 59.95 feet to the Point of Beginning.

                         EXHIBIT "A" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                  EXHIBIT "A-1"

LEGAL DESCRIPTION TRACT 1

A certain tract of land or parcel of ground designated as Tract 1 containing
5.492 acres or 239,230 sq. ft., being located in Section 28, T7S - R2E, East Baton Rouge Parish, Louisiana, said parcel being more particularly described as follows:

Commencing at the intersection of the northerly right of way line of Coursey Blvd. and the westerly property line of Out Parcel # 2, said point being a set cut "X" in the sidewalk and the Point of Commencement.

Then, departing the northerly right of way line of Coursey Blvd., North 26 degrees 40 minutes 21 seconds East a distance of 241.61 feet to a found 1/2" iron pipe; Then, North 63 degrees 19 minutes 34 seconds West a distance of 33.35 feet to a set 1/2" G1P with surveyor's cap;

Then, along a curve to the left having a delta of 00 degrees 58 minutes 02 seconds, a radius 1,879.86 feet, an arc length of 31.73 feet, a chord bearing of North 63 degrees 48 minutes 40 seconds West and a chord distance 31.73 feet to a set 1/2" GIF with surveyor's cap;

Then, North 26 degrees 43 minutes 20 seconds East a distance of 122.31 feet to the Point of Beginning.

Then, North 26 degrees 43 minutes 20 seconds East, a distance of 446.15 feet to a point;

Then, South 58 degrees 03 minutes 04 seconds East, a distance of 73.03 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 144.30 feet to a point;

Then, North 86 degrees 19 minutes 34 seconds East a distance of 10.73 feet to a point,

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 12.00 feet to a point;

Then, North 90 degrees 00 minutes 00 seconds East, a distance of 35.00 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 12.00 feet to a point;

Then, North 90 degrees 00 minutes 00 seconds East a distance of 124.76 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 6.83 feet to a point;

Then, North 90 degrees 00 minutes 00 seconds East a distance of 36.00 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 95.57 feet to a point;

Then, North 90 degrees 00 minutes 00 seconds West a distance of 38.03 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 217.66 feet to a point; Then, North 90 degrees 00 minutes 00 seconds East, a distance of 25.95 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 131.36 feet to a point;

Then, North 90 degrees 00 minutes 00 seconds East a distance of 238.39 feet to a point;

Then, South 00 degrees 00 minutes 00 seconds West a distance of 80.44 feet to a point;

Then, South 48 degrees 41 minutes 59 seconds West, a distance of 37.95 feet to a point on the northerly right of way of Coursey Boulevard and of a non tangent curve to the right, having a delta of 11 degrees 00 minutes 14 seconds, a radius of 831.47 feet, an arc length of 159.69 feet and a chord bearing of South 84 degrees 38 minutes 01 seconds West and a distance of 159.44 feet to a point;

Then , North 89 degrees 51 minutes 52 seconds West, a distance of 72.53 feet to a point;

Then, North 63 degrees 16 minutes 36 seconds West, a distance of 97.00 feet to a point; Then, South 00 degrees 08 minutes 08 seconds West, a distance of 43.34 feet to a point;

Then, North 89 degrees 51 minutes 52 seconds West, a distance of 219.62 feet to a point;

Then, North 00 degrees 08 minutes 08 seconds East, a distance of 1.34 feet to a point a non tangent curve to the left, having a delta of 90 degrees 06 minutes 51 seconds, a radius of 27.49 feet, an arc length of 43.24 and a chord bearing of North 45 degrees 04 minutes 43 seconds East a distance of 38.92 feet to a point;

                        EXHIBIT "A-1" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                                  EXHIBIT "A-1"

Then, North 00 degrees 01 minutes 17 second West a distance of 75.86 feet to a point on a curve to the left having a delta of 37 degrees 03 minutes 12 seconds, a radius of 41.65 feet, an arc length of 26.94 feet and a chord bearing of North 18 degrees 30 minutes 19 seconds West and a distance of 26.47 feet;

Then, North 00 degrees 00 minutes 00 seconds East, a distance of 43.25 feet to a- point;

Then, North 63 degrees 29 minutes 30 seconds West, a distance of 43.25 feet to a point;

Then, North 26 degrees 36 minutes 43 seconds East, a distance of 81.53 feet to a point;

Then, North 00 degrees 00 minutes 00 Seconds East, a distance of 47.89 feet to a point;

Then, North 63 degrees 22 minutes 34 seconds West, a distance of 114.58 feet to a point;

Then, South 26 degrees 37 minutes 26 seconds West, a distance of 28.35 feet to a point;

Then, North 63 degrees 22 minutes 34 seconds West, a distance of 34.73 feet to the Point of Beginning

                        EXHIBIT "A-1" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

               WAL-MART STORES, INC. STORE MAINTENANCE DATA SHEET

****Store Occupancy Date: ____________________  ****Store # ______________
****Store Size: _____________________    Location:________________________
    Type of Building Construction        Walls:___________________________
                                              Roof:_______________________

              COMPANY NAME                LOCATION            TELEPHONE NO.
              ------------                --------            -------------
Developer: _______________________   __________________     __________________
Contractors:
       Electrical ________________   __________________     __________________
       Plumbing   ________________   __________________     __________________
       Sprinkler  ________________   __________________     __________________
       Roofing    ________________   __________________     __________________
       H & A/C    ________________   __________________     __________________
       Paving     ________________   __________________     __________________

                     HEATING AND AIR CONDITIONING EQUIPMENT

                        GAS-FIRED ( ) ELECTRICAL HEAT ( )

QUANTITY      MANUFACTURER      MODEL#      HEAT/COOL(BTU's)          COOL
________    _________________   ______   ______________________   ______________
________    _________________   ______   ______________________   ______________
________    _________________   ______   ______________________   ______________

                            MISCELLANEOUS INFORMATION

                         QUANTITY  MANUFACTURER     CATALOG/MODEL#
                         --------  ------------     --------------
Parking Lot
     Light Fixtures      ________  ____________  ________No._________
Ballasts                 ________  ____________  ________No._________
Lamps                    ________  ____________  ________No._________
Ceiling Light Fixtures:
     Ballasts            ________  ____________  ________No._________
     Lamps               ________  ____________  ________No._________
Time Clocks              ________  ____________  ________No._________
     Control What?       ________  ____________  ________No._________
Door Closers             ________  ____________  ________No._________
Ceiling Panels           ________  ____________  ________No._________
Floor Tile/Dark          ________  ____________  ________No._________
Floor Tile/Light         ________  ____________  ________No._________

                                   *****SIGNS

                      MANUFACTURER            INSTALLER        TELEPHONE#
Store Front       ____________________      _____________     _____________
Roadside          ____________________      _____________     _____________

****Information to be filled in by Wal-Mart

                                                                        INITIAL
                                                                        _______

                         EXHIBIT "D" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                   REAL PROPERTY TAX GUIDELINES FOR DEVELOPER

      The following tax information must be completed by the Developer prior to the payment of full rent for the property located at:

                  ____________________________________________

                  ____________________________________________
                                    (Address)

1.   Can Wal-Mart's property be separately tax platted and billed?

        Yes: ___; No:__

      If yes, then follow the instructions in number 2 and skip the instructions for number 1. If Wal-Mart's property cannot be separately tax platted and billed, then the Developer must:

      a.    Send the tax statements to:

                  Wal-Mart Stores, Inc.
                  Property Tax Department - 8013
                  130IS.E.10th Street
                  Bentonville, AR 72716-8013

            Note: The tax bill should reflect Wal-Mart's pro rata share of the taxes per the Lease Agreement.

            What percentage of the proration of taxes on Wal-Mart's parcel will Wal-Mart be responsible for: ___%.

      b.    Follow the instructions in number 3-7.

      If Wal-Mart's property can be separately tax platted and billed, then the Developer must:

      a. File a plat, if the jurisdiction requires, or file a certified survey with the assessor that outlines and describes Wal-Mart's parcel. The Developer will provide a plat if the jurisdiction requires a plat for taxing purposes. Additionally, indicate the tax identification number, if available, for Wal-Mart's parcel. If the tax identification number is not available at this time, then specify a future date when it will be available. Tax I.D.* ___________; Future date: _____________

      b. The Developer must also notify the taxing authorities that the tax statements are to be sent to:

                  Wal-Mart Stores, Inc.
                  Property Tax Department - 8013
                  130IS.E.10th Street
                  Bentonville, AR 72716-8013

      c.    Follow the instructions in numbers 3-7.

3. Obtain details of any special assessments that may encumber Wal-Mart's parcel and record below, including assessment start and assessment end dates, yearly assessments and total special assessments due:
      ______________________________________________________________________
      ______________________________________________________________________

                         EXHIBIT "E" TO LEASE AGREEMENT

                                  (Page 1 of 2)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

4. Please provide the following information on the taxing authorities which may tax Wal-Mart's parcel.

                 COUNTY:   City;   School District:    Other:
                 -------   -----   ----------------    ------
Name:            _______  _______      _______         _______
Address:         _______  _______      _______         _______
                 _______  _______      _______         _______
Phone #          _______  _______      _______         _______
Tax Year         _______  _______      _______         _______
Begin/End:       _______  _______      _______         _______
Tax Billing      _______  _______      _______         _______
Date:            _______  _______      _______         _______
Tax Delinquency
Date:            _______  _______      _______         _______

5.    Is this property located within the city limits? Yes __; No __.

      If no, will this property be annexed into the city limits prior to the opening for business of the building to be constructed on the property?
      Yes: _____________; No: ______________,

6. Identify Wal-Mart's parcel, including parcel number, on a certified survey, and include a legal description of Wal-Mart's parcel.

7. Execute this document and return it to the Real Estate Manager upon completion of items #1-6.

Thank you for your cooperation in this matter.

By signing below you are indicating that you have accurately and completely fulfilled the above requests.

                           -Date: ____________________________
                           -By: ______________________________
                                           (Developer)

                           Address:  _________________________
                                     _________________________
                           Phone#:____________________________
                           Lessor's Federal Tax I.D.#:.______________

                                                                         INITIAL
                                                                         _______

                         EXHIBIT "E" TO LEASE AGREEMENT

                                  (Page 2 of 2)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

    WAL-MART PROJECT COSTS SHEET
Location: _________________________________
Store Size: _______________________________
Developer: ________________________________
Developer's Address: ______________________
Date: _____________________________________

                                                               TOTAL COSTS
Land                                                     (Wal-Mart Share Only)
  Land Price                                                    __________
  Real Estate                                                   __________
  Taxes Closing Costs (Title Insurance,
   Attorneys Fees)                                              __________
   IMPROVEMENTS:

      Building and Site Work                                    __________
      Soil Tests                                                __________
      Survey & Site/Engineering Fees                            __________
      Construction Bond (Included in
        Building and Site Work)                                 __________
      Construction Interest                                     __________
      Financing Fee                                             __________
      Change Orders
           TOTAL COST OF IMPROVEMENTS                           __________
           TOTAL COST OF LAND & IMPROVEMENTS                    __________

                                                                         INITIAL
                                                                         _______

                         EXHIBIT "F" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

                          EASEMENTS WITH COVENANTS AND
                       RESTRICTIONS AFFECTING LAND ("ECR")

      THIS AGREEMENT is made the ______ day of __________________, 20___, between WAL-MART REAL ESTATE BUSINESS TRUST, a Delaware statutory trust, with offices at 702 S.W. Eighth Street, Bentonville. Arkansas 72716 and a mailing address of 2001 S.E. Tenth Street, Bentonville, Arkansas 72716-0550, ("Wal-Mart"), and BRIGHT-MEYERS COURSEY ASSOCIATES, L.P., a Tennessee limited partnership, of 537 Market Street, Suite 400, Chattanooga, Tennessee, Federal Tax I.D. *____________, ("Developer").

WITNESSETH:

      WHEREAS, Developer is the owner of Tract 1, Tract 2. Outparcel 1 and Outparcel 2 (collectively, the "Outparcels"), as shown on the plan attached hereto as Exhibit A hereof, said Tracts 1 and 2 being more particularly described in Exhibit B attached hereto and said Outparcels 1 and 2 being more particularly described in Exhibit C attached hereto;

      WHEREAS, Wal-Mart is the Lessee (as defined herein) of Tract 1 as shown on the plan attached hereto as Exhibit A hereof;

      WHEREAS, Wal-Mart, as Lessee of Tract 1, has the right of first refusal to purchase Tract 1 upon the satisfaction by Wal-Mart of the terms and conditions of paragraph 32. of the Lease Agreement entered into by and between Developer and Wal-Mart;

      WHEREAS, Wal-Mart and Developer desire that Tracts 1. 2, and the Outparcels be developed in conjunction with each other pursuant to a general plan of improvement to form a commercial Shopping Center (sometimes hereinafter referred to as the "Shopping Center"), and further desire that said Tracts and the Outparcel(s) be subject to the easements and the covenants, conditions and restrictions hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, easements, covenants, conditions, restrictions, and encumbrances contained herein, the sufficiency of which is hereby acknowledged, Wal-Mart and Developer do hereby agree as follows:

1. BUILDING/COMMON AREAS.

      a. "Building Areas" as used herein shall mean that portion of Tract I and those portions of Tract 2 shown on Exhibit A as "Building Area" (and "Future Building Area" and "Future Expansion Area"). Canopies may encroach from the Building Areas over the Common Areas provided the canopies do not interfere with the use of the Common Areas,

      b. "Common Areas" shall be all of Tracts 1, 2, and 5 except the Building Areas.

      c. Conversion to Common Areas: Those portions of the Building Areas on each Tract which are not from time to time used or cannot, under the terms of this Agreement (including Paragraph

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 1 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

6a[3]), be used for buildings shall become part of the Common Area for the uses permitted hereunder and shall be improved, kept and maintained as provided herein.

      d.    "Lessee" shall mean Wal-Mart.

      e. "Tract" or "Tracts" shall mean either Tract 1. and or Tract 2. and or the collective Tracts, as the context may require.

      f. "Owner" shall mean the Owner in fee simple from time to time of all or any portion of Tract 1, Tract 2, or. the Outparcels. Notwithstanding the foregoing, Wal-Mart shall be considered, for purposes hereof, the Owner of Tract 1 regardless of whether Wal-Mart enjoys a property right interest in Tract 1 as a lessee or owner of a fee simple interest.

      g. "Outparcel" or "Outparcels" shall mean either Outparcel 1 and or Outparcel 2 and/or the collective Outparcels.

      h. "Wal-Mart" shall mean Wal-Mart Real Estate Business Trust, a Delaware statutory trust, and any of its affiliates.

      i. Notwithstanding the forgoing, Wal-Mart (for so long Wal-Mart is a leasee, or Owner, of all or a portion of Tract 1 is in effect) may add additional building areas or change, delete, enlarge, reduce or otherwise modify existing Building Areas, so long as such changes do not impair access to Tract 2, and are done in compliance with applicable laws and ordinances, and further provided that the value of the Shopping Center shall not be materially diminished thereby.

2. USE.

      a. Buildings in the Shopping Center shall be used for commercial purposes of the type normally found in a retail shopping center including, without limitation, financial institutions, service shops, offices, and retail stores. No cafeteria, theme, bowling alley, billiard parlor, night club or other place of recreation or amusement shall occupy space within the Shopping Center without the prior written consent of Wal-Mart. Notwithstanding anything to the contrary contained herein it is expressly agreed that nothing contained in this Agreement shall be construed to contain a covenant, either express or implied, to either commence the operation of a business or thereafter continuously operate a business by Wal-Mart on Tract 1. Developer recognizes and agrees that Wal-Mart may, at Wal-Mart's sole discretion and at any time during the term of this Agreement, cease the operation of its business on Tract 1; and Developer hereby waives any legal action for damages or for equitable relief which might be available to Developer because of such cessation of business activity by Wal-Mart.

      b. Wal-Mart shall not sell, lease, rent or permit Tract 1 to be used or occupied for other than retail uses which retail uses shall include but not be limited to a gas station or convenience store with fueling stations, and/or a business engaged in automobile tire sales, as are customarily found in similar shopping centers in the state and parish where the Shopping Center is located.

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 2 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

      3. COMPETING BUSINESS. Developer covenants that as long as Wal-Mart, or its sublessees, or any affiliate of Wal-Mart, is the user of all or a portion of Tract 1, as owner or lessee, no space in or portion of Tract 2 and/or Outparcel 1 or Outparcel 2. and no space in or portion of any other real property adjacent to the Shopping Center which may subsequently be acquired by Developer, shall be leased or occupied by or conveyed to any other party for use as (i) a grocery store or supermarket, as hereinafter defined below, (ii) a wholesale club operation similar to that of a Sam's Club owned and operated by Wal-Mart, (iii) a discount department store or other discount store, as hereinafter defined,
(iv) pharmacy; or (v) a gas station or convenience store with fueling station(s). Developer further covenants that as long as Wal-Mart, or its sublessee, or its Affiliate, is the user of all or a portion of Tract 1, either as owner or lessee, no space in or portion of the Shopping Center, and no space in or portion of any other immovable property adjacent to the Shopping Center which may subsequently be acquired by Developer or its Affiliate, shall be leased or occupied by or conveyed to any other Person for use as a variety, general or dollar store containing more than 12,000 sq. ft. of gross leasable area, whose overall retail concept is based on a discounting price structure. In the event of a breach of this covenant, Wal-Mart shall have the right, to terminate this Agreement and to seek any and all remedies afforded by either law or equity, including, without limitation, the rights to injunctive relief. "Grocery store" and "supermarket", as those terms are used herein, shall mean a food store or a food department containing more than 5,000 square feet of gross leasable area, other than the Demised Premises, for the purpose of selling food for consumption off the premises, which shall include but not be limited to the sale of dry. refrigerated or frozen groceries, meat, seafood, poultry, produce, delicatessen or bakery products, refrigerated or frozen dairy products, or any grocery products normally sold in such stores or departments, "Discount department store" and/or discount store", as those terms are used herein, shall mean a discount department store or discount store containing more than 35.000 square feet of gross leasable area, other than the Demised Premises, for the purpose of selling a full tine of hard goods and soft goods (e.g. clothing, cards, gifts, electronics, garden supplies, furniture, pharmacy, lawnmowers, toys, health and beauty aids, hardware items, bath accessories and auto accessories) at a discount in a retail operation similar to that of Wal-Mart.

      4. BUILDINGS.

            a. Design and Construction. Any structures within the Buildings Areas shall be designed so that the exterior elevation of each shall be architecturally and aesthetically compatible and so that building wall footings shall not encroach from one Tract onto another Tract except as provided for in Subsection d, below. The design and construction shall be of high quality. No building shall exceed thirty-five feet (35') in height above finished grade. No building shall have a metal exterior.

            b. Location. Subject to paragraph 1(e), no building shall be constructed on Tract 1 or 2 (as either immediate development or future expansion) except within the Building Areas and no improvements or alterations which substantially vary from those shown on Exhibit A may be made without the prior written consent of Wal-Mart. Subject to paragraph 1(e), the front

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 3 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

               wall(s) of the building(s) on Tracts 1 and 2 shall be constructed. in the location shown in Exhibit A.

            c. Fire Protection. Any building constructed in the Shopping Center shall be constructed and operated in such a manner which will preserve the sprinklered rate on the other buildings in the Shopping Center.

            d. Easements. In the event building wall footings encroach from one Tract onto another, despite efforts to avoid that occurrence, the parry onto whose Tract the footings encroach shall cooperate in granting an encroachment permit or easement to the party whose building wall footings encroach.

            e. Outparcel(s) Development. The Outparcel(s) shall be developed only under the following guidelines:

                  (1) The building constructed on the Outparcel(s) shall not exceed twenty-two (22) feet in height, as measured from the mean finished elevation of the parking area of the Shopping Center;

                  (2) Any buildings lo be constructed on the Outparcel(s) shall not exceed 5,000 square feel in size.

                  (3) Any rooftop equipment shall be screened in a manner satisfactory to the Developer;

                  (4) No rooftop sign shall be erected on the building constructed;

                  (5) No freestanding identification sign may be erected on the Outparcel(s) without approval of the Developer, and in no event shall such freestanding identification sign exceed the height of the shopping center pylon sign or block the visibility of the Wal-Mart Store. Notwithstanding the foregoing, there may be erected entrance-exit signs to facilitate the free flow of traffic, which entrance-exit signs shall be of a monument type, not to exceed 3'3" in height, the type and location of such signs to be approved by Developer.

                  (6) No improvement shall be constructed, erected, expanded or altered on the Outparcel(s) until the plans for same (including site layout, exterior building materials and colors and parking) have been approved in writing by Developer and Wal-Mart. No building or structure of any kind shall be erected on the Outparcel(s) except upon that area designated as a building area on the Site
                        Plan: provided, there may be constructed and maintained a canopy or canopies projecting from said building area; normal foundations and doors for ingress and egress may project from such building area: and signs may be erected upon said canopy or canopies, so long as said signs do not obstruct the signs of any other owner or tenant of the Shopping Center.

                         EXHIBIT "G" TO LEASE ACREEMENT

                                 (PAGE 4 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                  (7) In developing and using the Outparcel(s). the owner of the Outparcel(s) shall continuously provide and maintain a parking ratio on such Outparcel(s) equal to one of the following: (i) fifteen (15) spaces for every one thousand (1.000) square feet of building space for any restaurant or entertainment use in excess of five thousand (5,000) square feet, (the same ratio shall be provided for a McDonald's Restaurant, notwithstanding a building footprint of less than five thousand (5,000) square feet); or (ii) ten (10) spaces for every one thousand (1.000) square feet of building space for any restaurant or entertainment use less than five thousand (5,000) square feet (subject to the exception above); or
                        (iii) six (6.0) spaces per one thousand (1,000) square feet of building space for any other use. In addition, the owner shall cause landscaping areas to be added and maintained in conjunction with any building or other improvement constructed on the Outparcel(s).

                  (8) The Outparcel(s) shall be kept neat, orderly, planted in grass and trimmed until improved and constructed.

                  (9) Subject to the prior written consent of Developer, any building, structure or improvement on the Outparcel(s) shall be used for retail or commercial purposes only, however, no building, structure or improvement on the Outparcel(s) may be used as a theater, night club, bowling alley, health spa, cafeteria, billiard parlor or other place of recreation or amusement, or as a business serving or selling alcoholic beverages or as a discount department store or a variety, general or "dollar" store.

                  (10) The owner(s) of the Outparcel(s) shall maintain comprehensive public liability insurance, property damage and All-Risk hazard insurance on the Outparcel(s) their buildings, appurtenances and other improvements located thereon. Such insurance shall (i) be carried with reputable companies licensed to do business in the state in which the Outparcel(s) are located; (ii) have liability limits of at least $5,000,000.00 for each occurrence, bodily injury and property damage combined;
                        (iii) provide for full replacement value for the buildings and improvements covered thereunder and (iv) not be subject to change, cancellation or termination without at least thirty (30) days prior written notice to Wal-Mart and the owners of Tract 1 and Tract 2.

      5. COMMON AREAS.

            A. GRANT OF EASEMENTS,.

                  (1) Developer and Wal-Mart each hereby establishes and grants a nonexclusive easement for the benefit of the owner of each Tract, and their agents, customers, invitees, licensees, tenants and employees, over, through and around their respective Tracts for roadways, walkways, ingress and egress, parking of motor vehicles,

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 5 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                        loading and unloading of commercial and other vehicles, and the use of facilities installed for the comfort and convenience of customers, invitees, licensees, tenants and employees of all businesses and occupants of the buildings constructed on the Building Areas defined above.

                  (2) In addition to the foregoing. Developer hereby grants for the benefit of those certain Outparcel(s) now owned by Developer and identified on Exhibit C. nonexclusive easements for vehicular and pedestrian access, ingress, and egress over and across Tract 1 and Tract 2; provided, however, in no event shall the owner occupant, licensee or invitee of Outparcel 1 be permitted to use Tract 1 or Tract 2, for vehicular parking,

      b.    Limitations on Use.

                  (1) Customers. Each party shall use reasonable efforts to ensure that customers and invitees shall not be permitted to park on the Common Areas except while shopping or transacting business on Tracts 1 and 2.

                  (2) Employees. Each party shall use reasonable efforts to ensure that employees shall not park on the Common Areas, except in areas designated on Exhibit A as "employee parking areas," if any. The parties hereto may from time to time mutually designate and approve "employee parking areas" not shown on Exhibit A.

                  (3) General. Any activity within the Common Areas other than its primary purpose of the Common Areas, which is to provide for parking for the customers, invitees and employees of those businesses conducted with the Building Areas and for the servicing and supplying of such businesses, shall be permitted so long as such activity shall not unreasonably interfere with such primary purpose. The use by the owner or tenant(s) of Tract 1 of the Common Areas on such Tract 1 for the display, sale and storage of merchandise and for the use of seasonal sales structures is expressly permitted. Persons using the Common Areas in accordance with this Agreement shall not be charged any fee for such use.

      c. Utility and Service Easements. Developer hereby establishes and grants a nonexclusive easement for the benefit of the owner of each Tract or Outparcel, on, across and under the Common Areas and those areas of any Outparcel not used for buildings, to install, use, maintain and repair public utility services and distribution systems (including storm drains, sewers, utilities and other proper services necessary for the orderly development and operation of the Shopping Center and the Outparcel(s)), now upon or hereafter installed on, across or under the Common Areas or those areas of any Outparcel not used for buildings, to the extent necessary to service such Tract or Outparcel. Both parties shall use their best efforts to cause

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 6 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, Louisiana
                                                      Store No. 5328-00

            the installation of such utility and service lines prior to paving of the Common Areas. The location of any utilities hereafter installed shall be determined by the owner of the Tract (the location of utilities on Tract 1 shall be determined by Wal-Mart as long as its lease for Tract 1 is in effect) or Outparcel upon which such utilities are to be installed. Any such installed utility services may be relocated by the owner of a Tract or Outparcel on such owner's Tract or Outparcel subject to compliance with applicable laws, at the expense of the owner of that Tract or Outparcel, provided that such relocation shall not interfere with, increase the cost of, or diminish utility services to any other Tract or Outparcel and. further provided, that no utilities shall be relocated on Tract 1 without the prior written consent of Wal-Mart as long as its lease for Tract 1 is in effect.

      d. Water Flow. Developer and Wal-Mart hereby establishes and grants a nonexclusive easement for the benefit of the owner of each Tract or Outparcel to use, maintain and repair any storm water drainage system (the "Storm Drainage System") now or hereafter located on either Tract or any Outparcel, together with the right to discharge surface water runoff across portions of either Tract or any Outparcel in accordance with the design of the Storm Drainage System. Any alteration in the natural water flow which may occur as a natural consequence of normal construction activities and the existence of the party's improvements substantially as shown on Exhibit A (including without limitation building and building expansion, curbs, drives and paving) shall be permitted.

      6. DEVELOPMENT. MAINTENANCE, AND TAXES.

            a.    Development.

                        (1) Arrangement. The arrangement of the Common Areas shall not be changed in a manner inconsistent with the provisions of this Agreement.

                        (2) "Parking Area" Ratio. Developer, agrees that at all times there shall be independently maintained on Tract 2 a parking area sufficient to accommodate no fewer than five (5.00) car spaces for each one thousand (1,000) square feet of Building Area on such Tract subject to variances due to condemnation. Developer and/or Wal-Mart, as the Lessee or Owner of Tract 1, agrees that at all times there shall be independently maintained on Tract 1 parking area sufficient to accommodate no fewer man five (5.00) car spaces for each one thousand (1,000) square feet of Building Area on such Tract subject to variances due to condemnation and storage trailer requirements. In no event shall the parking ratio referred to herein and the Common Areas be changed without the consent of applicable governmental ordinances or regulations subject to such variances as Wal-Mart or Developer may obtain.

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 7 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                        (3) Development Timing. Concurrent with any building being constructed within the Building Areas of any tract by the owner of said tract (the "Developing Party"), the Common Areas of that tract shall be developed in accordance with Exhibit A at the expense of such Developing Party.

      b. Maintenance.

            (1) Standards. Following completion of improvements (including buildings and Common Areas) on any Tract or Outparcel. the owner of such Tract or Outparcel shall maintain such improvements in good condition and repair. The maintenance is to include, without limitation, the following:

                  (a) Maintaining the surfaces in a level, smooth and evenly-covered condition with the type of surfacing material originally installed or such substitute as shall in all respects be equal in quality, use, and durability;

                  (b) Removing all papers, ice and snow, mud and sand, debris, filth and refuse and thoroughly sweeping the area to the extent reasonably necessary to keep the area in a clean and orderly condition;

                  (c) Placing, keeping in repair and replacing any necessary appropriate directional signs, markers and lines;

                  (d) Operating, keeping in repair and replacing, where necessary, such artificial lighting facilities as shall be reasonably required;

                  (e) Maintaining all perimeter and exterior building walls including but not limited to all retaining walls in a good condition and state of repair;

                  (f) Maintaining, mowing, weeding, trimming and watering all landscaped areas and making such replacements of shrubs and other landscaping as is necessary; and

                  (g)   Maintaining elements of the Storm Drainage System.

            (2) Expenses. The respective owners shall pay the maintenance expense of their Tracts.

            (3) Bv Agent. Subject to the mutual agreement of the parties hereto, a third party may be appointed as an agent of the parties to maintain the Common Areas in the manner as above outlined. Said third party may receive for such agency a fee that is mutually acceptable to all parties to cover supervision, management, accounting and similar fees, which sums are to be included in the general maintenance expense paid by the respective owners of the Common Areas.

      c. Taxes. Each of the parties hereto agrees to pay or cause to be paid, prior to delinquency, directly to the appropriate taxing authorities all real property taxes and assessments which are

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 8 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

            levied against that part of the real property and improvements owned by it. Wal-Mart is not obligated to pay until the Commencement Dale of the Lease Term.

      7. Signs. No sign shall be located on the Common Areas on Tracts 1 and 2 except signs advertising businesses conducted thereon, of which, there shall be no more than one monument sign on Outparcel 1, no more than one monument sign on Outparcel 2, no more than one monument sign on Common Areas of Tract 1, no more than one monument sign on Common Areas of Tract 2. and should Wal-Mart sublease a portion of Tract 1, then there shall be no more than one monument sign on the sublease tract. No signs shall obstruct the ingress and egress shown on Exhibit A.

      8. Indemnification/Insurance.

            a. Indemnification. The owner of each Tract and each Outparcel hereby indemnifies and saves the other parties harmless from any and all liability, damage, expense, causes of action, suits, claims, or judgments arising from personal injury, death, or property damage and occurring on or from its own Tract or Outparcel except if caused by the act or negligence of the other party hereto. Notwithstanding the provisions hereof, there shall be no indemnity obligations on the part of Wal-Mart relative to Tract 1 until the Commencement Date of the Lease Term.

            b. Insurance.

                  (1) The owner of each Tract shall procure and maintain in full force and effect throughout the term of this-Agreement general public liability insurance and property damage insurance against claims for personal injury, death or property damage occurring upon, in or about its property, each party's insurance to afford protection to the limit of not less than $5,000,000.00 for injury or death of a single person, and to the limit of not less than $5,000,000.00 for any one occurrence, and to the limit of not less than $5,000,000.00 for property damage. The owner of each Tract shall provide Wal-Mart and the owner of the other Tract with certificates of such insurance from time to time upon written request to evidence that such insurance is in force. Such insurance may be written by additional premises endorsement on any master policy of insurance carried by the party which may cover other property in addition to the property covered by this Agreement. Such insurance shall provide that the same may not be canceled without thirty (30) days prior written notice to the other party. The obligations of the owner of Tract 1 to maintain insurance under this provision may be satisfied by Wal-Mart. Notwithstanding the provisions hereof, Wal-Mart shall not be obligated to procure and maintain the insurance required by this paragraph on Tract 1 until the Commencement Date of the Lease Term.

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 9 OF 16)
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                  (2)   At all times during the term of this Agreement, the
                        owner of each Tract shall keep improvements on its property insured against loss or damage by fire and other perils and events as may be insured against under the form of All-Risk insurance coverage in effect from time to time in the state in which the parties' respective properties are located, with such insurance to be for the full replacement value of the insured improvements. The obligations of the owner of Tract 1 to maintain insurance under this provision may be satisfied by Wal-Mart. The owner of a Tract shall pay for any increase in the cost of insuring the improvements on the other Tract if such increase is due to the use by such owner or its tenant(s) of the first Tract. Notwithstanding the provisions hereof, Wal-Mart shall not be obligated to procure and maintain the insurance required by this paragraph on Tract 1 until the Commencement Date of the Lease Term.

                  (3) Policies of insurance provided for in this Paragraph 8 relative to Tracts 1 and 2 shall name Wal-Mart and Developer as Owner of each Tract as additional insured* as their respective interests may appear, and each of them shall provide to the other certificates evidencing the fact that such insurance has been obtained.

                  (4) Wal-Mart and the owner of each Tract and Outparcel, each for itself and its property insurer, hereby releases the others, and their tenants, employees and agents from and against any and all claims, demands, liabilities or obligations whatsoever for damage to each other's property or loss of rents or profits resulting from or in any way connected with any fire or other casualty whether or not such fire or other casualty shall have been caused by the negligence or the contributory negligence of the party being released or by any tenant, agent, associate or employee of the party being released, this release being to the extent that such damage or loss is covered by the property insurance which the releasing party is obligated under this ECR to carry, or, if the releasing party is not carrying that insurance, then to the extent such damage or loss would be covered if the releasing party were carrying that insurance.

                  (5) Notwithstanding anything to the contrary contained in this Paragraph 8, so long as the net worth of Wal-Mart shall exceed One Hundred Million Dollars ($100,000,000.00), and so long as Wal-Mart is owner or Lessee of Tract 1 and/or the owner of Tract 3, Wal-Mart shall have the right to retain the financial risk for any claim relative to such Tract or Tracts, as the case may be.

      9. Eminent Domain.

            a. Owner's Right To Award. Nothing herein shall be construed to give the owner of any Tract or Outparcel any interest in any award or payment made to another party in connection with

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 10 OF 16)
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                                                      Baton Rouge, LA
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                  any exercise of eminent domain or transfer in lieu thereof affecting said other party's Tract or Outparcel or giving the public or any government any rights in said Tract or Outparcel. In the event of any exercise of eminent domain or transfer in lieu thereof of any part of the Common Areas located on Tracts I, 2 and/or 3, the award attributable to the land and improvements of such portion of the Common Areas shall be payable only to the owner thereof, and no claim thereon shall be made by the owners of any other portion of the Common Areas.

            b. Collateral Claims. All other owners of Tracts or Outparcels may file collateral claims with the condemning authority for their losses which are separate and apart from the value of the land area and improvements taken from another owner.

            c. Tenant's Claim. Nothing in this Paragraph 9 shall prevent a tenant from making a claim against an owner pursuant to the provisions of any lease between tenant and owner for all or a portion of any such award or payment.

            d. Restoration Of Common Areas. The owner of any portion of the Common Areas so condemned shall promptly repair and restore the remaining portion of the Common Areas within its respective Tract as nearly as practicable to the condition of the same immediately prior to such condemnation or transfer, to the extent that the proceeds of such award are sufficient to pay the cost of such restoration and repair and without contribution from any other owner.

      10. Rights And Obligations Of Lenders. If by virtue of any right or obligation set forth herein a lien shall be placed upon any Tract or Outparcel, such lien shall expressly be subordinate and inferior to the lien of any first lienholder now or hereafter placed on such Tract or Outparcel. Except as set forth in the preceding sentence, however, any holder of a first lien on any Tract or Outparcel, and any assignee or successor in interest of such first lienholder, shall be subject to the terms and conditions of this Agreement.

      11. Expansion Of Shopping Center. The parties agree that in the event the Shopping Center is expanded by ownership and/or control of the parties or agreement with a third party, all of the provisions of this Agreement shall apply to the expanded area and the parking to the building ratio in the expanded area shall not be less than that provided in Paragraph 6a(2). In addition, the owner of Tract 2 will permit Wal-Mart to enter any building on Tract 2 which is within sixty (60) feet of the nearest exterior wall of the building on Tract 1, and will secure for Wal-Mart such permission from other tenants of such building, if any, for such work, as may be necessary in connection with alterations, improvements, or additions to the building on Tract 1.

      12. Release from Liability. Any person acquiring fee or leasehold title on any Tract or Outparcel subject hereto, or any expansion of the Shopping Center pursuant to Paragraph 11 or any portion thereof, shall be bound by this Agreement only as to the Tract or Outparcel, or portion thereof, acquired by such person. In addition, such person shall be bound by this Agreement only during the period such person is the fee or leasehold owner of such Tract or Outparcel, or portion thereof, except as lo obligations, liabilities or responsibilities that accrue during said

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 11 OF 16)
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                                                      Store No. 5328-00

                  period. Although persons may be released under this paragraph, the easements, covenants and restrictions in this Agreement shall continue to be benefits to and servitudes upon said Tracts running with the land.

                        Should Wal-Mart terminate the Lease Agreement and not
                  acquire a fee title interest in Tract 1, then all obligations of Wal-Mart under this ECR relating to Tract 1 shall terminate as well.

      13. BREACH.

            a. Parties With Remedies. In the event of breach or threatened breach of this Agreement, only all record owners of Tract 1 as a group, or all record owners of Tract 2 as a group, or Wal-Mart so long as it or any affiliate has an interest as owner or lessee of Tract 1 or Developer so long as it or any affiliate has an interest as owner or lessee of Tract 2, shall be entitled to institute proceedings for full and adequate relief from the consequences of said breach or threatened breach. The unsuccessful party in any action shall pay to the prevailing party a reasonable sum for attorney's fees, which shall be deemed to have accrued on the date such action was filed. Notwithstanding the foregoing, all of the record owners of an Outparcel shall be entitled to take any action permitted by this ECR with respect to the breach of Paragraphs 5(a), 5(c), 5(d), 8(a), 8(b)(4) and 9.

            b. Remedies. If any owner shall fail to perform any covenant or condition contained in this ECR, the aggrieved party shall give the defaulting party at least thirty (30) days written notice of such alleged default If such default shall not have been cured within said period of thirty (30) days after the service of notice of default (or if such default be not reasonably susceptible of being cured within said period of thirty (30) days, and said defaulting party- shall have not in good faith commenced curing such default within said thirty
                  (30) day period and shall not thereafter prosecute curing such default with diligence and continuity to completion) the aggrieved party may institute legal proceedings for full and adequate relief from the consequences of said default or threatened default.

            c. Right of Entry. The defaulting party hereby grants to the aggrieved parry a non-exclusive right of entry and non-exclusive easements across and under any and all parts of the defaulting party's Tract or Outparcel (excluding the right lo enter any buildings demised to or owned by others) for all purposes reasonably necessary to enable the aggrieved party (acting directly or through agents, contractors, or subcontractors), to perform any of the terms, provisions, covenants or conditions of this ECR which the defaulting party shall have failed to perform, after notice and time to cure, as aforesaid, but no notice and time to cure need be given in the event of any emergency.

      14. Rights of Successors. The easements, restrictions, benefits and obligations hereunder shall create mutual benefits and servitudes running with the land. This Agreement shall bind and inure to the benefit of the parties hereto, their respective heirs, representatives, lessees, successors and assigns. The singular number includes

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 12 OF 16)
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                                                      Store No. 5328-00

the plural and the masculine gender includes the feminine and neuter. Notwithstanding the forgoing, the owners of the Outparcel(s) shall have the right to enforce, and shall have the benefit of, only Paragraphs 5(a), 5(c), 5(d), 8(a). 8(b)(4) and 9.

      15. DOCUMENT EXECUTION, MODIFICATION AND CANCELLATION. It is understood and agreed that until this document is fully executed by both Developer and Wal-Mart there is not and shall not be an agreement of any kind between the parties hereto upon which any commitment, undertaking or obligation can be founded. This Agreement (including exhibits) may be modified or canceled only by the mutual agreement of (a) Wal-Mart as long as it or its affiliate has any interest as either owner or Lessee of Tract 1, or its successors in interest;
(b) Developer, as long as it or its affiliate has any interest as either owner or Lessor of Tract 2, or its successors in interest in Tracts 1 or 2 (only); (c.) with respect to Paragraphs 5(a), 5(c), 5(d). 8(a), 8(b)(4), 9 and 13, the owners of each Outparcel (to the extent such modification or cancellation affects such Outparcel); and (d) with respect to Paragraph 4(e), the owner or lessee of an Outparcel with respect to which a provision is modified or terminated.

      16. NON-MERGER. So long as Wal-Mart or its affiliate is owner or lessee of Tract 1, this Agreement shall not be subject to the doctrine of merger.

      17. DURATION. Unless otherwise canceled or terminated, all of the easements granted in this Agreement shall continue in perpetuity and all other rights and obligations hereof shall automatically terminate and be of no further force and effect after ninety-nine (99) years from the date hereof.

      18. HEADINGS. The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this document nor in any way affect the terms and provisions hereof.

      19. TRANSFER OF INTERESTS: NOTICES.

            a. In the event that any person or entity (the "Acquiring Party") shall acquire a fee or mortgage interest in any tract subject to this ECR, or any portion thereof, the Acquiring Party shall execute and file in the land records of East Baton Rouge Parish. Louisiana, a statement setting forth the name of the Acquiring Party, the address of the Acquiring Party to which all notices for the purposes of this ECR may be sent, the nature of the interest held by the Acquiring Party, and the date that such interest was acquired (the "Notice Statement"). Contemporaneously with such filing, the Acquiring Parry shall also send by certified mail, return receipt requested, a copy of such Notice Statement to all other persons or entities then holding fee or mortgage interests in any tract subject to this ECR, or any portion thereof, as reflected by the Notice Statements then of record in the land records of East Baton Rouge Parish, Louisiana (the "Existing Interest Holders"). Until such time as an Acquiring Parry files and mails such Notice Statement in accordance with the terms of this Subparagraph (i), it shall not be entitled to receive any notice required or permitted to be given under this Declaration, and the Existing Interest Holders shall have no obligation to give any such notice to the Acquiring Party. Any

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 13 OF 16)
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                  change of address shall require the Tiling and mailing of a new Notice Statement. It is understood and agreed that the provisions of this Paragraph 19 regarding the recordation of the Notice Statement are satisfied with respect to Developer and Wal-Mart.

            b. Any notice hereunder shall be in writing and shall be served by overnight delivery or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses of the parties as follows: If intended for
                  Developer:

                         Fletcher Bright Company
                         537 Market Street, Suite 400
                         Chattanooga. TN 37402
                         Attention: Pat Davis
                         With a copy to:
                         Meyers Brothers Properties, LLC
                         300 W. Wieuca Road
                         Building 2, Suite 310
                         Atlanta, GA 30342

               If intended for Wal-Mart:

                         Wal-Mart Real Estate Business Trust
                         2001 SE 10th Street
                         Bentonville, Arkansas 72716-0550
                         Attention: Property Management
                         Department

            Each party to this ECR may designate by notice in writing a new or other address to which such notice shall thereafter be so given or served. A copy of any such notice shall also be contemporaneously delivered in the manner herein specified to any fee mortgagee or tenant who shall have duly registered with any party its name and address. Notice shall be deemed given when received.

      20. CONSENT. The owner of Tract 1 agrees that for so long as the Lease is in effect, whenever the consent of the owner of Tract 1 is required under the ECR the owner of Tract 1 will give such consent only after obtaining Wal-Mart's consent.

      21. OBLIGATIONS OF THE OWNER OF TRACT 1. Wal-Mart hereby agrees that so long as it is a lessee of Tract 1 it will satisfy the obligations of the Owner of Tract 1 hereunder, and in connection with its status as Lessee will hold harmless and indemnify the owner of Tract 1 from any and all loss, damage, expense, fees, claims, costs, and liabilities, including, but not limited to attorneys' fees and costs of litigation, arising out of this ECR, except for

                         EXHIBIT "C" TO LEASE ACREEMENT

                                 (PAGE 14 OF 16)
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those arising out or the acts or omissions of the owner of Tract 1 or it's employees, agents, contractors or invitees. Should Wal-Mart become the owner of Tract 1, Wal-Mart will satisfy its obligations as the Owner of Tract 1.

      22. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto. The parties do not rely upon any statement, promise or representation not herein expressed, and this Agreement once executed and delivered shall not be modified or altered in any respect except by a writing executed and delivered in the same manner as required by this document.

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 15 OF 16)

                                                      Coursey Blvd. Project
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                                                      Store No. 5328-00

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

ATTEST
                                     WAL-MART REAL ESTATE BUSINESS TRUST
                                     a Delaware statutory trust

___________________________          ___________________________________________
Its Assistant Secretary              Barry Shannahan
                                     Assistant Vice President
(SEAL)
                                     "Wal-Mart"
ATTEST
                                     BRIGHT-MEYERS COURSEY ASSOCIATES L.P.
                                     BY: Bright-Meyers 2001 LLC, General Partner

___________________________          ___________________________________________


Its: ______________________          Its:_______________________________________
                                                     "Developer"

Exhibit A to ECR: Site Plan
Exhibit B to ECR: Legal Description of Tracts 1 and 2
Exhibit C to ECR: Legal Description of Outparcel 1 and Outparcel 2

                                                                         INITIAL
                                                                         _______

                         EXHIBIT "G" TO LEASE AGREEMENT

                                 (PAGE 16 OF 16)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                      WAL-MART REAL ESTATE BUSINESS TRUST
     PROPERTY MANAGEMENT DEPT #44-9384 - 2001 SE 10TH ST, - BENTONVILLE, AR
                                   72712-6489

May 23, 2003

Subject: Wal-Mart Store #

Gentlemen:

Wal-Mart Stores, Inc. and at, entered into a Lease Agreement for the above referenced location on the day of, 19, which Lease Agreement was recorded in the Land Deed Records of the Office of the County Clerk of County, . On October 31, 1996, Wal-Mart Stores, Inc. assigned its interest in the Lease to Wal-Mart Real Estate Business Trust, (hereinafter "the Trust"), thus the Trust is the tenant of, at.

We understand this letter and the information contained herein is a necessity in your determination of whether or not will (a.) purchase certain real estate from or (b.) make a certain real estate loan to said.

Except as noted herein below, the Trust certifies and affirms to the best of its knowledge that:

      a.    The Lease been modified and is in full force and effect as written.

      b. The Leased Premises at, have been accepted for possession by Wal-Mart on or about, 19.

      c. The Lease Term began on and ends on excluding option periods, if any.

      d.    Monthly rental amounts under the lease agreement are: $.

      e. The Trust has no charge, lien, claim or off-set under the Lease, or otherwise, against the monthly rental amounts owed,

      f. No rentals required under the Lease have been paid for more than 30 days in advance of their due date.

The Lease has been modified as follows:

1.

The following requirements, representations, conditions and obligations of pursuant to the terms of the Lease as amended, been satisfied and complied with to the satisfaction of the Trust:

      1.    Any lien or claim against the property which is of record:

            a.

      2.    Maintenance required to repair the following items:

            a.

The information provided and the representations made herein are intended only for the use of . Other parties having information and knowledge to the contrary should not rely on the representations made herein as a waiver of any rights, warranties, or credits of the Trust.

The Trust requires written notification of any change of address, necessitated by the above contemplated change of ownership. The representations made herein are hereby made specifically contingent upon receipt by the Trust of a copy of the document evidencing change of ownership, subordination agreement, or the assignment of rents, along with a cover letter from the Lessor or previous Lessor acknowledging the changes. The Trust will not be responsible for its untimely payment of rent that results from the failure of the parties to follow these procedures.

May 23, 2003

                                      Kimberly K. Saylors
                                      Director of Property
                                      Management
                                      Wal-Mart Stores, Inc.

                                                                         INITIAL
                                                                         _______

                         EXHIBIT "H" TO LEASE AGREEMENT

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                       SUBORDINATION. NON-DISTURBANCE AND

                          ATTORNMENT AGREEMENT ("SNDA")

                 THIS AGREEMENT is made as of the _______ day of ______________, 20_____, between Wal-Mart Real Estate Business Trust, a Delaware statutory trust, of 702 S.W. 8th Street, Bentonville; Arkansas 72716, with notices sent to 2001 S.E. 10th Street, Bentonville, Arkansas 72712-6489 (" Wal-Mart"), and, with offices at ("Mortgagee").

                                  WITNESSETH:

      WHEREAS, Mortgagee is the holder of a certain ___________________, dated ________________, in Official Records ("Mortgage"), covering the Shopping Center and/or Wal-Mart store situated in the City of, County of, State of, (hereinafter referred to as the "Premises"); and

      WHEREAS, Wal-Mart Stores, Inc. has leased from ("Lessor") square feet in the Premises pursuant to that certain lease dated, 19 ("Lease"), between Lessor and Wal-Mart Stores, Inc.("Lessee); and

      WHEREAS, Wal-Mart Stores, Inc. has assigned all of its rights and interest to the Lease to Wal-Mart pursuant to an assignment dated October 31, 1996; and

      WHEREAS, Wal-Mart desires that the Lease shall not terminate, but rather shall remain in full force and effect in accordance with its terms in the event the Mortgage is foreclosed or any foreclosure sale of the mortgaged Premises is made or any transfer therein in lieu of foreclosure is made and Mortgagee desires that Wal-Mart subordinate its interest in the Lease to the Mortgage.

      WHEREAS, Lessor has delivered a copy of the Lease and any amendments to Mortgagee, the receipt of which is hereby acknowledged,

      NOW, THEREFORE, in consideration of the Premises and other good and valuable consideration in hand paid, the parties hereto agree as follows:

      1. Mortgagee hereby consents and approves the Lease, amendments and the terms thereof, including the options to extend the term as set forth in the Lease, and covenants and agrees that the exercise by Lessee of rights, remedies and options therein contained shall not constitute a default under the Mortgage.

      2. The Lease is, and shall remain, subject and subordinate to the Mortgage and to any extensions, modifications, consolidations or renewals thereof; provided that as to any such extensions, modifications, consolidations or renewals thereof, a non-disturbance agreement in the form of this agreement is executed and delivered by the holder of the Mortgage as so extended, modified, consolidated or renewed.

      3. So long as Wal-Mart is not in default in the performance of any terms, covenants and conditions to be performed on its part under the Lease, then in such event:

            (a) Wal-Mart shall not be joined as a party defendant in any foreclosure proceeding which may be instituted by Mortgagee;

            (b) Wal-Mart's leasehold estate under the Lease shall not be terminated, barred, cut off, or otherwise disturbed by reason of any default under the Mortgage or any foreclosure proceeding instituted by Mortgagee.

      4. If Mortgagee shall succeed to the interest of Lessor in and to the Lease, whether through possession, foreclosure proceeding, or delivery of a deed in lieu of foreclosure, Wal-Mart shall attorn to and recognize Mortgagee or any other purchaser at a foreclosure sale as Wal-Mart's landlord under the Lease, and shall promptly execute and deliver an attornment agreement in the form of this agreement to evidence such attornment. Upon and after such attornment, the Lease shall continue in full force and effect as a direct lease between Mortgagee or such purchaser and Wal-Mart upon all of the terms, conditions and covenants as are set forth in the Lease, except that Mortgagee or such purchaser shall after such attornment:

            (a) Be liable for any previous act or omission of any previous landlord arising directly from such landlord's responsibilities and duties pursuant to the Lease; provided, Mortgagee or such purchaser has received appropriate notice of such default, and has an opportunity to cure (having no obligation to so cure) same, all pursuant to the terms and conditions of the Lease,

            (b) Be subject to any offset or counterclaim which Wal-Mart might be entitled to assert against any previous landlord, including deductions from rent arising pursuant to the Lease; provided, Mortgagee or such purchaser has received appropriate notice of such default, and has an opportunity to cure (having no obligation to so cure) same, all pursuant to the terms and conditions of the Lease;

            (c) Not be bound by any previous prepayment of more than one month's fixed rent, unless such prepayment shall have been expressly approved in writing by Mortgagee;

            (d) Be bound by any modification of the Lease unless excepted in subparagraph (e) below.

                         EXHIBIT "I" TO LEASE AGREEMENT

                                  (PAGE 1 OF 3)

                                                      Coursey Blvd. Project
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                                                      Store No. 5328-00

Page 2

            (e) Not be bound by any modification of the Lease made after the date of this agreement without its written consent which would (i) reduce fixed annual rent, or (ii) materially reduce any other monetary obligation of Lessee under the Lease.

      5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

      6. At any time before the rights of the Lessor shall have been forfeited or adversely affected because of any default on its part, or within the time permitted the Lessor to cure any default under the Lease as there provided, Mortgagee may, at its option, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the Lessor by the terms of the Lease, and all payments so made and all things so done and performed by Mortgagee shall be as effective to prevent the rights of the Lessor from being forfeited or adversely affected because of any default under this Lease as the same would have been if done and performed by the Lessor.

      7. Any notices or communications given under this agreement shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, (a) if to Mortgagee, at the address of Mortgagee as hereinabove set forth or at such other address of Mortgagee as hereinabove set forth or at such other address as Mortgagee may designate by notice, or (b) if to Lessee, then to the attention of Property Management at the address of Lessee as hereinabove set forth or at such other address as Lessee may designate by notice. During the period of any postal strike or other interference with the mail, personal delivery shall be substituted for registered or certified mail. No default notice given by Lessee under the Lease shall be effective as against Mortgagee unless a duplicate copy thereof has been given to Mortgagee.

      8. This agreement shall bind and inure to the benefit of and be binding upon and enforceable by the parties hereto and their respective successors and assigns.

      9. This agreement contains the entire agreement between the parties and cannot be changed, modified, waived or canceled except by an agreement in writing executed by the party against whom enforcement of such modification, change, waiver or cancellation is sought.

      10. This agreement and the covenants herein contained are intended to run with and bind all lands affected thereby.

      IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto. Signed, sealed and delivered this ___day of __________ 20__ in the presence of

                                     TENANT:
 ATTEST:                             WALMART REAL ESTATE
                                     BUSINESS TRUST
                                     a Delaware statutory trust

_______________________              BY:____________________________________
Assistant Secretary                   Kimberly K.Saylors
(SEAL)                                Director of Property Management
                                      Wal-Mart Real Estate Business Trust

Signed, sealed and delivered this ___day of __________ 20__ in the presence of:

ATTEST:                              LENDER:
___________________________          By______________________            INITIAL
__________________(Title)            __________________(Title)           _______

                         EXHIBIT "I" TO LEASE AGREEMENT

                                  (PAGE 2 OF 3)

                                                      Coursey Blvd. Project
                                                      Baton Rouge, LA
                                                      Store No. 5328-00

                            CORPORATE ACKNOWLEDGMENT

 STATE OF ARKANSAS)
                 )SS
 COUNTY OF BENTON )

      Be it remembered that on this ____ day of ___________, 20__, before me a notary public in and for the county and state aforesaid, came Kimberly K. Saylors, Director of Property Management of Wal-Mart Real Estate Business Trust, a Delaware business trust, who is personally known to me to be the person who executed as such officer the within instrument of writing on behalf of such trust, and such person duly acknowledged the execution of the same to be the act and deed of said trust.

      In testimony whereof, I have hereunto set my hand and affixed my notary seal the day and year last above written.

                                                ____________________________
                                                Notary Public

                                                           (SEAL)

My commission expires:  __________________________________

                            CORPORATE ACKNOWLEDGMENT

STATE OF___________)

                   )SS

COUNTY OF__________)

      Be it remembered that on this ______ day of _____________, 20__, before me a notary public in and for the county and state aforesaid, came____________________, _______________ of ______________________, a
corporation, who is personally known to me to be the person who executed as such officer the within instrument of writing on behalf of such corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

      In testimony whereof, I have hereunto set my hand and affixed my notary seal the day and year last above written.

                                                ____________________________
                                                Notary Public

                                                           (SEAL)

My commission expires:  __________________________________

                         EXHIBIT "I" TO LEASE AGREEMENT

                                  (PAGE 3 OF 3)